Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	1Q14

Page
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5
Citicorp
Income Statement and Balance Sheet Data	6
Global Consumer Banking	7 - 8
North America	9 - 11
EMEA	12 - 13
Latin America	14 - 15
Asia	16 - 17
Institutional Clients Group (ICG)	18
Revenues by Business	19

Corporate / Other	20

Regional Totals
North America	21
EMEA	22
Latin America	23
Asia	24

Citi Holdings
Income Statement and Balance Sheet Data	25
Consumer Key Indicators	26 - 27

Citigroup Supplemental Detail
Average Balances and Interest Rates	28
Deposits	29
Loans
Citicorp	30
Citi Holdings / Total Citigroup	31
Consumer Loan Delinquency Amounts and Ratios
90+ Days	32
30-89 Days	33
Allowance for Credit Losses
Total Citigroup	34
Consumer and Corporate	35 - 36
Components of Provision for Loan Losses
Citicorp	37
Citi Holdings / Total Citigroup	38
Non-Accrual Assets
Total Citigroup	39
Citicorp	40
Citi Holdings	41

Reconciliation of Non-GAAP Financial Measures	42

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13

Total Revenues, Net of Interest Expense	$20,248	$20,488	$17,904	$17,779	$20,124	13%	(1)%
Total Operating Expenses	12,288	12,149	11,679	12,292	12,149	(1)%	(1)%
Net Credit Losses (NCLs)	2,878	2,608	2,430	2,547	2,439	(4)%	(15)%
Credit Reserve Build / (Release)	(664)	(781)	(778)	(636)	(646)	(2)%	3%
Provision for Unfunded Lending Commitments	14	(3)	103	(34)	(27)	21%	NM
Provision for Benefits & Claims	231	200	204	195	208	7%	(10)%
Provision for Credit Losses and for Benefits and Claims	2,459	2,024	1,959	2,072	1,974	(5)%	(20)%
Income from Continuing Operations before Income Taxes	5,501	6,315	4,266	3,415	6,001	76%	9%
Income Taxes (benefits)	1,570	2,127	1,080	1,090	2,050	88%	31%
Income from Continuing Operations	$3,931	$4,188	$3,186	$2,325	$3,951	70%	1%
Income (Loss) from Discontinued Operations, net of Taxes	(33)	30	92	181	37	(80)%	NM
Net Income before Noncontrolling Interests	3,898	4,218	3,278	2,506	3,988	59%	2%
Net Income Attributable to Noncontrolling Interests	90	36	51	50	45	(10)%	(50)%
Citigroup’s Net Income	$3,808	$4,182	$3,227	$2,456	$3,943	61%	4%

Diluted Earnings Per Share:
Income from Continuing Operations	$1.24	$1.33	$0.98	$0.71	$1.22	72%	(2)%
Citigroup’s Net Income	$1.23	$1.34	$1.00	$0.77	$1.23	60%	0%
Shares (in millions):
Average Basic	3,040.1	3,040.7	3,034.3	3,028.0	3,037.4	—	—
Average Diluted	3,044.7	3,046.3	3,040.9	3,034.6	3,043.3	—	—
Common Shares Outstanding, at period end	3,042.9	3,041.0	3,033.0	3,029.2	3,037.8	—	—

Preferred Dividends - Basic	$4	$9	$110	$71	$124	75%	NM
Preferred Dividends - Diluted	$4	$9	$110	$71	$124	75%	NM

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$3,764	$4,061	$2,965	$2,161	$3,720	72%	(1)%
Citigroup’s Net Income	$3,732	$4,090	$3,056	$2,338	$3,757	61%	1%

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$3,765	$4,061	$2,966	$2,161	$3,720	72%	(1)%
Citigroup’s Net Income	$3,732	$4,091	$3,056	$2,338	$3,757	61%	1%

Financial Ratios:
Estimated Basel III Tier 1 Common Ratio (1)	9.34%	10.03%	10.50%	10.11%	10.4%
Estimated Basel III Tier 1 Capital Ratio (1)	9.58%	10.38%	10.93%	10.74%	11.1%
Estimated Basel III Total Capital Ratio (1)	12.25%	12.80%	13.15%	12.08%	12.3%
Estimated Basel III Supplementary Leverage Ratio	N/A	4.89%	5.09%	5.40%	5.6%
Return on Average Assets	0.82%	0.88%	0.69%	0.52%	0.85%
Efficiency Ratio	61%	59%	65%	69%	60%
Return on Average Common Equity	8.2%	8.8%	6.4%	4.8%	7.8%

Balance Sheet Data, EOP (in billions of dollars, except Book Value per Share):
Total Assets	$1,881.7	$1,884.0	$1,899.5	$1,880.4	$1,894.7	1%	1%
Total Average Assets	1,886.8	1,898.9	1,859.5	1,888.0	1,888.3	—	—
Total Deposits	933.8	938.4	955.5	968.3	966.3	—	3%
Citigroup’s Stockholders’ Equity	193.4	195.9	200.8	204.3	208.5	2%	8%
Book Value Per Share	$62.51	$63.02	$64.49	$65.23	$66.25	2%	6%
Tangible Book Value Per Share (2)	$52.35	$53.10	$54.52	$55.31	$56.40	2%	8%

Direct Staff (in thousands)	257	253	252	251	248	(1)%	(4)%

(1)   Citi’s estimated Basel III Capital ratios and related components as of June 30, 2013 and prior periods are based on the proposed U.S. Basel III rules, and with full implementation assumed for capital components; whereas September 30, 2013 and after are based on the final U.S. Basel III rules, and with full implementation assumed for capital components. For all periods, estimated Basel III risk-weighted assets are based on the “advanced approaches” for determining total risk-weighted assets.  In addition, December 31, 2013 estimated Basel III Tier 1 Common ratio was adjusted to include on a pro forma basis, approximately $56 billion of additional operational risk risk-weighted assets related to Citigroup’s approved exit from Basel III parallel reporting, effective in the second quarter of 2014.

(2)   Tangible book value per share is a non-GAAP financial measure.  See page 42 for a reconciliation of this measure.

Note:  Ratios and returns are calculated based on the displayed numbers.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13
Revenues
Interest revenue	$15,960	$15,840	$15,463	$15,707	$15,350	(2)%	(4)%
Interest expense	4,330	4,158	3,952	3,737	3,591	(4)%	(17)%
Net interest revenue	11,630	11,682	11,511	11,970	11,759	(2)%	1%

Commissions and fees	3,435	3,293	3,061	3,152	3,134	(1)%	(9)%
Principal transactions	2,504	2,684	1,149	965	2,888	NM	15%
Administrative and other fiduciary fees	1,068	1,083	968	970	1,009	4%	(6)%
Realized gains (losses) on investments	450	251	63	(16)	128	NM	(72)%
Other-than-temporary impairment losses on investments and other assets	(261)	(162)	(39)	(73)	(201)	NM	23%
Insurance premiums	590	582	556	552	595	8%	1%
Other revenue	832	1,075	635	259	812	NM	(2)%
Total non-interest revenues	8,618	8,806	6,393	5,809	8,365	44%	(3)%
Total revenues, net of interest expense	20,248	20,488	17,904	17,779	20,124	13%	(1)%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	2,878	2,608	2,430	2,547	2,439	(4)%	(15)%
Credit reserve build / (release)	(664)	(781)	(778)	(636)	(646)	(2)%	3%
Provision for loan losses	2,214	1,827	1,652	1,911	1,793	(6)%	(19)%
Policyholder benefits and claims	231	200	204	195	208	7%	(10)%
Provision for unfunded lending commitments	14	(3)	103	(34)	(27)	21%	NM
Total provisions for credit losses and for benefits and claims	2,459	2,024	1,959	2,072	1,974	(5)%	(20)%

Operating Expenses
Compensation and benefits	6,335	6,075	5,828	5,729	6,010	5%	(5)%
Premises and Equipment	844	762	763	796	805	1%	(5)%
Technology / communication expense	1,530	1,486	1,568	1,552	1,530	(1)%	—
Advertising and marketing expense	449	480	458	501	458	(9)%	2%
Other operating	3,130	3,346	3,062	3,714	3,346	(10)%	7%
Total operating expenses	12,288	12,149	11,679	12,292	12,149	(1)%	(1)%

Income from Continuing Operations before Income Taxes	5,501	6,315	4,266	3,415	6,001	76%	9%
Provision (benefits) for income taxes	1,570	2,127	1,080	1,090	2,050	88%	31%

Income from Continuing Operations	3,931	4,188	3,186	2,325	3,951	70%	1%
Discontinued Operations (1)
Income (Loss) from Discontinued Operations	(103)	51	33	(223)	40
Gain (Loss) on Sale	56	—	6	206	—
Provision (benefits) for income taxes	(14)	21	(53)	(198)	3
Income (Loss) from Discontinued Operations, net of taxes	(33)	30	92	181	37	(80)%	NM

Net Income before Noncontrolling Interests	3,898	4,218	3,278	2,506	3,988	59%	2%

Net Income attributable to noncontrolling interests	90	36	51	50	45	(10)%	(50)%
Citigroup’s Net Income	$3,808	$4,182	$3,227	$2,456	$3,943	61%	4%

(1)                       Discontinued operations primarily reflect the following:

a)             In the first quarter of 2013, residual amounts related to Citi Capital Advisors and the Egg Credit Card business (Egg).

b)             In the second quarter of 2013, Citi executed a definitive agreement to sell its Brazil Credicard business (Credicard).  The second quarter of 2013 also includes residual amounts related to previous discontinued operations. All historical periods have been reclassified to reflect Credicard as discontinued operations.

c)              The third quarter of 2013 also includes residual tax release amounts related to the sale of Citi’s German consumer branch business.

d)             In the fourth quarter of 2013, Citi completed the sale of Credicard resulting in a $189 million after-tax benefit to discontinued operations.

e)              In the first quarter of 2014, residual amounts related to the sale of Credicard and Egg.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

						1Q14 Increase
	March 31,	June 30,	September 30,	December 31,	March 31,	(Decrease) from
	2013	2013	2013	2013	2014 (1)	4Q13	1Q13
Assets
Cash and due from banks (including segregated cash and other deposits)	$31,150	$31,145	$32,810	$29,885	$34,020	14%	9%
Deposits with banks	143,227	158,028	172,659	169,005	171,020	1%	19%
Fed funds sold and securities borr’d or purch under agree. to resell	270,426	263,205	273,679	257,037	263,398	2%	(3)%
Brokerage receivables	25,235	33,484	24,976	25,674	32,484	27%	29%
Trading account assets	308,321	306,570	291,722	285,928	278,180	(3)%	(10)%
Investments
Available-for-sale and non-marketable equity securities	294,803	290,738	292,717	298,381	302,300	1%	3%
Held-to-maturity	10,056	9,602	10,808	10,599	10,600	—	5%
Total Investments	304,859	300,340	303,525	308,980	312,900	1%	3%
Loans, net of unearned income
Consumer	395,176	382,152	387,822	393,831	384,661	(2)%	(3)%
Corporate	251,188	261,589	269,729	271,641	279,560	3%	11%
Loans, net of unearned income	646,364	643,741	657,551	665,472	664,221	—	3%
Allowance for loan losses	(23,727)	(21,580)	(20,605)	(19,648)	(18,923)	4%	20%
Total loans, net	622,637	622,161	636,946	645,824	645,298	—	4%
Goodwill	25,474	24,896	25,098	25,009	25,008	—	(2)%
Intangible assets (other than MSRs)	5,457	4,981	4,888	5,056	4,891	(3)%	(10)%
Mortgage servicing rights (MSRs)	2,203	2,524	2,580	2,718	2,586	(5)%	17%
Other assets	142,736	133,348	127,308	125,266	124,951	—	(12)%
Assets related to discontinued operations held for sale	9	3,306	3,320	—	—	—	(100)%
Total assets	$1,881,734	$1,883,988	$1,899,511	$1,880,382	$1,894,736	1%	1%

Liabilities
Non-interest-bearing deposits in U.S. offices	$124,487	$124,141	$130,273	$128,399	$135,632	6%	9%
Interest-bearing deposits in U.S. offices	260,221	270,687	266,322	284,164	280,549	(1)%	8%
Total U.S. Deposits	384,708	394,828	396,595	412,563	416,181	1%	8%
Non-interest-bearing deposits in offices outside the U.S.	65,542	63,793	66,028	69,406	69,263	—	6%
Interest-bearing deposits in offices outside the U.S.	483,512	479,806	492,837	486,304	480,819	(1)%	(1)%
Total International Deposits	549,054	543,599	558,865	555,710	550,082	(1)%	—

Total deposits	933,762	938,427	955,460	968,273	966,263	—	3%
Fed funds purch and securities loaned or sold under agree. to repurch.	222,053	218,252	216,387	203,512	190,676	(6)%	(14)%
Brokerage payables	59,299	61,705	56,992	53,707	59,407	11%	—
Trading account liabilities	120,226	123,022	122,048	108,762	124,040	14%	3%
Short-term borrowings	48,137	58,743	58,904	58,944	58,903	—	22%
Long-term debt	234,326	220,959	221,593	221,116	222,747	1%	(5)%
Other liabilities (2)	68,592	62,992	63,349	59,935	62,458	4%	(9)%
Liabilities related to discontinued operations held for sale	—	2,062	2,039	—	—	—	—
Total liabilities	$1,686,395	$1,686,162	$1,696,772	$1,674,249	$1,684,494	1%	—

Equity
Stockholders’ equity
Preferred stock	$3,137	$4,293	$5,243	$6,738	$7,218	7%	NM
Common stock	31	31	31	31	31	—	—
Additional paid-in capital	106,661	106,876	107,030	107,193	107,505	—	1%
Retained earnings	101,580	105,725	108,812	111,168	115,091	4%	13%
Treasury stock	(991)	(1,075)	(1,472)	(1,658)	(2,237)	(35)%	NM
Accumulated other comprehensive income (loss)	(17,059)	(19,924)	(18,798)	(19,133)	(19,146)	—	(12)%
Total common equity	$190,222	$191,633	$195,603	$197,601	$201,244	2%	6%

Total Citigroup stockholders’ equity	$193,359	$195,926	$200,846	$204,339	$208,462	2%	8%
Noncontrolling interests	1,980	1,900	1,893	1,794	1,780	(1)%	(10)%
Total equity	195,339	197,826	202,739	206,133	210,242	2%	8%
Total liabilities and equity	$1,881,734	$1,883,988	$1,899,511	$1,880,382	$1,894,736	1%	1%

(1)      Preliminary

(2)      Includes allowance for credit losses for letters of credit and unfunded lending commitments.  See page 34 for amounts by period.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL NET REVENUES (In millions of dollars)

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13

CITICORP
Global Consumer Banking
North America	$5,110	$5,053	$4,739	$4,874	$4,783	(2)%	(6)%
EMEA	368	364	359	358	347	(3)%	(6)%
Latin America	2,308	2,333	2,272	2,403	2,268	(6)%	(2)%
Asia	1,960	1,968	1,862	1,834	1,895	3%	(3)%
Total	9,746	9,718	9,232	9,469	9,293	(2)%	(5)%

Institutional Clients Group
North America	3,577	3,245	2,439	2,212	3,558	61%	(1)%
EMEA	2,753	3,088	2,147	2,032	2,782	37%	1%
Latin America	1,223	1,223	1,095	1,151	1,102	(4)%	(10)%
Asia	2,038	2,004	1,691	1,649	1,792	9%	(12)%
Total	9,591	9,560	7,372	7,044	9,234	31%	(4)%

Corporate / Other	6	114	42	(41)	141	NM	NM

Total Citicorp	19,343	19,392	16,646	16,472	18,668	13%	(3)%

Total Citi Holdings	905	1,096	1,258	1,307	1,456	11%	61%

Total Citigroup - Net Revenues	20,248	20,488	17,904	17,779	20,124	13%	(1)%

Credit valuation adjustment (CVA) on derivatives (counterparty and own-credit, excluding monolines), net of hedges; and debt valuation adjustments (DVA) on Citigroup’s fair value option debt (1) {CVA/DVA}	(319)	477	(336)	(164)	7	NM	NM

Total Citigroup - Net Revenues - Excluding CVA/DVA (2)	$20,567	$20,011	$18,240	$17,943	$20,117	12%	(2)%

(1)       Included, as applicable, in Citicorp-Institutional Clients Group and Citi Holdings lines above.

(2)       Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL INCOME (In millions of dollars)

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13
Income from Continuing Operations:
CITICORP
Global Consumer Banking
North America	$1,074	$1,084	$894	$858	$1,020	19%	(5)%
EMEA	1	22	13	(1)	15	NM	NM
Latin America	356	346	264	371	311	(16)%	(13)%
Asia	394	410	364	313	381	22%	(3)%
Total	1,825	1,862	1,535	1,541	1,727	12%	(5)%

Institutional Clients Group
North America	1,256	984	508	395	1,289	NM	3%
EMEA	654	1,003	374	401	779	94%	19%
Latin America	472	527	427	202	341	69%	(28)%
Asia	688	622	431	470	556	18%	(19)%
Total	3,070	3,136	1,740	1,468	2,965	NM	(3)%

Corporate / Other	(165)	(229)	20	(256)	(458)	(79)%	NM

Total Citicorp	4,730	4,769	3,295	2,753	4,234	54%	(10)%

Total Citi Holdings	(799)	(581)	(109)	(428)	(283)	34%	65%

Income From Continuing Operations	3,931	4,188	3,186	2,325	3,951	70%	1%

Discontinued Operations	(33)	30	92	181	37	(80)%	NM

Net Income Attributable to Noncontrolling Interests	90	36	51	50	45	(10)%	(50)%

Citigroup’s Net Income	$3,808	$4,182	$3,227	$2,456	$3,943	61%	4%

CVA/DVA (after-tax) (1)	(198)	293	(208)	(100)	4	NM	NM

Total Citigroup - Net Income - Excluding CVA/DVA (2)	$4,006	$3,889	$3,435	$2,556	$3,939	54%	(2)%

(1)                                 Included, as applicable, in Citicorp-Institutional Clients Group and Citi Holdings lines above.

(2)                                 Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13
Revenues
Net interest revenue	$10,877	$10,898	$10,735	$11,099	$10,856	(2)%	—
Non-interest revenue	8,466	8,494	5,911	5,373	7,812	45%	(8)%
Total revenues, net of interest expense	19,343	19,392	16,646	16,472	18,668	13%	(3)%

Provisions for Credit Losses and for Benefits and Claims
Net credit losses	1,948	1,838	1,795	1,812	1,920	6%	(1)%
Credit reserve build / (release)	(317)	(301)	(104)	(104)	(305)	NM	4%
Provision for loan losses	1,631	1,537	1,691	1,708	1,615	(5)%	(1)%
Provision for benefits & claims	63	46	51	52	53	2%	(16)%
Provision for unfunded lending commitments	18	(10)	108	(26)	(23)	12%	NM
Total provisions for credit losses and for benefits and claims	1,712	1,573	1,850	1,734	1,645	(5)%	(4)%

Total operating expenses	10,771	10,585	10,283	10,799	10,605	(2)%	(2)%

Income from Continuing Operations before Income Taxes	6,860	7,234	4,513	3,939	6,418	63%	(6)%
Provision for income taxes	2,130	2,465	1,218	1,186	2,184	84%	3%

Income from Continuing Operations	4,730	4,769	3,295	2,753	4,234	54%	(10)%

Income (loss) from Discontinued Operations, net of taxes	(33)	30	92	181	37	(80)%	NM

Noncontrolling interests	85	35	45	46	44	(4)%	(48)%
Citicorp’s Net Income	$4,612	$4,764	$3,342	$2,888	$4,227	46%	(8)%

Balance Sheet Data (in billions of dollars):

Total EOP Assets	$1,733	$1,753	$1,778	$1,763	$1,781	1%	3%

Average Assets	$1,734	$1,756	$1,735	$1,769	$1,773	—	2%
Return on Average Assets	1.08%	1.09%	0.76%	0.65%	0.97%
Efficiency Ratio (Operating Expenses/Total Revenues, net)	56%	55%	62%	66%	57%
Total EOP Loans	$539	$544	$561	$573	$575	—	7%
Total EOP Deposits	$868	$874	$914	$932	$937	1%	8%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13

Net Interest Revenue	$7,166	$7,067	$7,100	$7,315	$7,056	(4)%	(2)%
Non-Interest Revenue	2,580	2,651	2,132	2,154	2,237	4%	(13)%
Total Revenues, Net of Interest Expense	9,746	9,718	9,232	9,469	9,293	(2)%	(5)%
Total Operating Expenses	5,352	5,285	5,189	5,361	5,190	(3)%	(3)%
Net Credit Losses	1,909	1,785	1,730	1,787	1,786	—	(6)%
Credit Reserve Build / (Release)	(340)	(237)	(85)	(7)	(218)	NM	36%
Provision for Unfunded Lending Commitments	15	9	15	(2)	(3)	(50)%	NM
Provision for Benefits & Claims	63	46	51	52	53	2%	(16)%
Provision for Loan Losses and for Benefits and Claims	1,647	1,603	1,711	1,830	1,618	(12)%	(2)%
Income from Continuing Operations before Taxes	2,747	2,830	2,332	2,278	2,485	9%	(10)%
Income Taxes	922	968	797	737	758	3%	(18)%
Income from Continuing Operations	1,825	1,862	1,535	1,541	1,727	12%	(5)%
Noncontrolling Interests	5	6	4	2	8	NM	60%
Net Income	$1,820	$1,856	$1,531	$1,539	$1,719	12%	(6)%
Average Assets (in billions of dollars)	$400	$391	$391	$399	$397	(1)%	(1)%
Return on Average Assets (ROA) (1)	1.86%	1.90%	1.55%	1.53%	1.76%
Efficiency Ratio	55%	54%	56%	57%	56%

Net Credit Losses as a % of Average Loans (1)	2.70%	2.57%	2.44%	2.40%	2.45%

Revenue by Business
Retail Banking	$4,532	$4,542	$3,928	$3,939	$4,017	2%	(11)%
Cards (2)	5,214	5,176	5,304	5,530	5,276	(5)%	1%
Total	$9,746	$9,718	$9,232	$9,469	$9,293	(2)%	(5)%

Net Credit Losses by Business
Retail Banking	$338	$299	$336	$370	$343	(7)%	1%
Cards (2)	1,571	1,486	1,394	1,417	1,443	2%	(8)%
Total	$1,909	$1,785	$1,730	$1,787	$1,786	—	(6)%

Income (loss) from Continuing Operations by Business
Retail Banking	$667	$665	$257	$318	$436	37%	(35)%
Cards (2)	1,158	1,197	1,278	1,223	1,291	6%	11%
Total	$1,825	$1,862	$1,535	$1,541	$1,727	12%	(5)%

FX Translation Impact:
Total Revenue - as Reported	$9,746	$9,718	$9,232	$9,469	$9,293	(2)%	(5)%
Impact of FX Translation (3)	(247)	(175)	(56)	(72)	—
Total Revenues - Ex-FX (4)	$9,499	$9,543	$9,176	$9,397	$9,293	(1)%	(2)%

Total Operating Expenses - as Reported	$5,352	$5,285	$5,189	$5,361	$5,190	(3)%	(3)%
Impact of FX Translation (3)	(140)	(88)	(31)	(38)	—
Total Operating Expenses - Ex-FX (4)	$5,212	$5,197	$5,158	$5,323	$5,190	(2)%	0%

Total Provisions for LLR & PBC - as Reported	$1,647	$1,603	$1,711	$1,830	$1,618	(12)%	(2)%
Impact of FX Translation (3)	(51)	(32)	(9)	(13)	—
Total Provisions for LLR & PBC - Ex-FX (4)	$1,596	$1,571	$1,702	$1,817	$1,618	(11)%	1%

Net Income - as Reported	$1,820	$1,856	$1,531	$1,539	$1,719	12%	(6)%
Impact of FX Translation (3)	(32)	(34)	(29)	(11)	—
Net Income - Ex-FX (4)	$1,788	$1,822	$1,502	$1,528	$1,719	13%	(4)%

(1) Under U.S. GAAP, historival balance sheet information is not restated to reflect discontinued operations.  Since the numerator portion of the ratio caclulation excludes (under U.S. GAAP) the Brazil Creditcard discontinued operations, the averages used in the calculation have been adjusted to exclude Brazil Credicard discontinued operations.

See page 15 for the historically adjusted Latin America amounts related to Credicard.

(2) Includes both Citi-Branded Cards and Citi Retail Services.

(3) Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the first quarter of 2014 exchange rates for all periods presented.

(4) Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 2

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	3,916	3,816	3,777	3,729	3,601	(3)%	(8)%
Accounts (in millions)	64.8	64.9	64.7	64.4	64.2	—	(1)%
Average Deposits	$329.5	$325.5	$323.7	$328.8	$330.4	—	—
Investment Sales	$27.7	$28.0	$23.7	$23.4	$27.2	16%	(2)%
Investment AUMs	$163.3	$156.3	$161.1	$166.4	$168.9	2%	3%
Average Loans	$146.7	$144.7	$146.9	$150.8	$152.1	1%	4%
EOP Loans:
Real Estate Lending	$76.5	$73.8	$76.4	$78.0	$79.5	2%	4%
Commercial Markets	40.1	40.6	41.0	41.9	42.6	2%	6%
Personal and Other	31.1	30.5	30.6	31.7	32.3	2%	4%
EOP Loans	$147.7	$144.9	$148.0	$151.6	$154.4	2%	5%

Net Interest Revenue (in millions) (1)	$2,700	$2,644	$2,552	$2,554	$2,454	(4)%	(9)%
As a % of Average Loans	7.46%	7.33%	6.89%	6.72%	6.54%

Net Credit Losses (in millions)	$338	$299	$336	$370	$343	(7)%	1%
As a % of Average Loans	0.93%	0.83%	0.91%	0.97%	0.91%
Loans 90+ Days Past Due (in millions) (2)	$874	$849	$872	$952	$992	4%	14%
As a % of EOP Loans	0.60%	0.59%	0.59%	0.63%	0.65%
Loans 30-89 Days Past Due (in millions) (2)	$1,191	$1,085	$1,109	$1,049	$991	(6)%	(17)%
As a % of EOP Loans	0.81%	0.76%	0.76%	0.70%	0.65%

Cards Key Indicators (in millions of dollars, except as otherwise noted) (3) (4)
EOP Open Accounts	133.0	128.3	141.8	141.8	139.8	(1)%	5%
Purchase Sales (in billions)	$83.9	$91.2	$90.2	$99.3	$85.4	(14)%	2%

Average Loans (in billions) (5)	$143.8	$137.5	$138.3	$145.1	$143.7	(1)%	—
EOP Loans (in billions) (5)	$141.7	$138.5	$144.7	$150.4	$141.8	(6)%	—
Average Yield (6)	13.75%	13.62%	13.87%	13.39%	13.51%
Net Interest Revenue (7)	$4,466	$4,423	$4,548	$4,761	$4,602	(3)%	3%
As a % of Average Loans (7)	12.88%	12.90%	13.05%	13.02%	12.99%
Net Credit Losses	$1,571	$1,486	$1,394	$1,417	$1,443	2%	(8)%
As a % of Average Loans	4.53%	4.33%	4.00%	3.87%	4.07%
Net Credit Margin (8)	$3,629	$3,678	$3,892	$4,097	$3,825	(7)%	5%
As a % of Average Loans (8)	10.47%	10.73%	11.16%	11.20%	10.80%
Loans 90+ Days Past Due	$2,078	$1,795	$1,827	$2,021	$1,916	(5)%	(8)%
As a % of EOP Loans	1.47%	1.30%	1.26%	1.34%	1.35%
Loans 30-89 Days Past Due	$2,198	$1,882	$2,106	$2,171	$2,024	(7)%	(8)%
As a % of EOP Loans	1.55%	1.36%	1.46%	1.44%	1.43%

(1)         Also includes net interest revenue related to the international regions’ deposit balances in excess of the average loan portfolio.

(2)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies.   See Note 1 on North America Global Consumer Banking on page 10.

(3)         Under U.S. GAAP, historical balance sheet information is not restated to reflect discontinued operations.  Since the numerator portion of the ratio caclulation excludes the income statement items under U.S. GAAP, related to the Credicard discontinued operations, the averages used in the ratio calculations have been adjusted to exclude the Credicard discontinued operations. See page 15 for the historically adjusted Latin America amounts related to Credicard.

(4)         Includes the impact of adding approximately 13 million credit card accounts and $7 billion of loans related to the previously announced acquisition of Best Buy’s U.S. credit card portfolio in the third quarter of 2013.

(5)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(6)         Average yield is gross interest revenue earned divided by average loans.

(7)         Net interest revenue includes certain fees that are recorded as interest revenue.

(8)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars, except as otherwise noted)

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13

Net Interest Revenue	$4,151	$4,065	$4,136	$4,306	$4,186	(3)%	1%
Non-Interest Revenue	959	988	603	568	597	5%	(38)%
Total Revenues, Net of Interest Expense	5,110	5,053	4,739	4,874	4,783	(2)%	(6)%
Total Operating Expenses	2,495	2,450	2,423	2,482	2,431	(2)%	(3)%
Net Credit Losses	1,255	1,190	1,083	1,106	1,103	—	(12)%
Credit Reserve Build / (Release)	(370)	(351)	(228)	(87)	(271)	NM	27%
Provision for Unfunded Lending Commitments	—	—	3	3	2	(33)%	—
Provision for Benefits & Claims	14	13	17	16	6	(63)%	(57)%
Provision for Loan Losses and for Benefits and Claims	899	852	875	1,038	840	(19)%	(7)%
Income from Continuing Operations before Taxes	1,716	1,751	1,441	1,354	1,512	12%	(12)%
Income Taxes (benefits)	642	667	547	496	492	(1)%	(23)%
Income from Continuing Operations	1,074	1,084	894	858	1,020	19%	(5)%
Noncontrolling Interests	—	1	—	1	1	—	—
Net Income	$1,074	$1,083	$894	$857	$1,019	19%	(5)%
Average Assets (in billions of dollars)	$176	$172	$173	$178	$178	—	1%
Return on Average Assets	2.47%	2.53%	2.05%	1.91%	2.32%
Efficiency Ratio	49%	48%	51%	51%	51%

Net Credit Losses as a % of Average Loans	3.40%	3.29%	2.88%	2.82%	2.87%

Revenue by Business
Retail Banking	$1,573	$1,592	$1,124	$1,087	$1,139	5%	(28)%
Citi-Branded Cards	2,026	1,978	2,087	2,120	2,019	(5)%	0%
Citi Retail Services	1,511	1,483	1,528	1,667	1,625	(3)%	8%
Total	$5,110	$5,053	$4,739	$4,874	$4,783	(2)%	(6)%

Net Credit Losses by Business
Retail Banking	$55	$44	$38	$47	$36	(23)%	(35)%
Citi-Branded Cards	692	665	610	588	587	—	(15)%
Citi Retail Services	508	481	435	471	481	2%	(5)%
Total	$1,255	$1,190	$1,083	$1,106	$1,104	—	(12)%

Income (loss) from Continuing Operations by Business
Retail Banking	$212	$257	$(37)	$(21)	$17	NM	(92)%
Citi-Branded Cards	432	440	548	522	566	8%	31%
Citi Retail Services	430	387	383	357	437	22%	2%
Total	$1,074	$1,084	$894	$858	$1,020	19%	(5)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	981	983	983	983	962	(2)%	(2)%
Accounts (in millions)	12.2	12.0	12.1	12.0	12.1	1%	(1)%
Investment Sales	$4.0	$3.9	$3.1	$3.3	$3.9	18%	(3)%
Investment AUMs	$31.6	$31.4	$32.3	$33.8	$34.6	2%	9%

Average Deposits	$163.8	$165.1	$166.5	$168.6	$170.7	1%	4%

Average Loans	$43.2	$41.0	$42.9	$43.8	$44.8	2%	4%

EOP Loans:
Real Estate Lending	$33.9	$32.2	$33.6	$34.3	$35.1	2%	4%
Commercial Markets	8.2	8.4	8.5	8.7	8.7	—	6%
Personal and Other	1.0	1.1	1.1	1.1	1.2	9%	20%
Total EOP Loans	$43.1	$41.7	$43.2	$44.1	$45.0	2%	4%

Mortgage Originations	$18.0	$17.2	$14.5	$8.3	$5.2	(37)%	(71)%

Third Party Mortgage Servicing Portfolio (EOP)	$175.8	$177.9	$180.3	$180.6	$178.8	(1)%	2%

Net Servicing & Gain/(Loss) on Sale (in millions)	$561.6	$588.5	$167.0	$142.9	$127.7	(11)%	(77)%

Saleable Mortgage Rate Locks	$14.3	$13.0	$7.1	$4.5	$3.6	(20)%	(75)%

Net Interest Revenue on Loans (in millions)	$243	$242	$232	$234	$244	4%	—
As a % of Avg. Loans	2.28%	2.37%	2.15%	2.12%	2.21%

Net Credit Losses (in millions)	$55	$44	$38	$47	$36	(23)%	(35)%
As a % of Avg. Loans	0.52%	0.43%	0.35%	0.43%	0.33%

Loans 90+ Days Past Due (in millions) (1)	$282	$285	$277	$257	$243	(5)%	(14)%
As a % of EOP Loans	0.68%	0.71%	0.66%	0.60%	0.55%
Loans 30-89 Days Past Due (in millions) (1)	$226	$217	$209	$205	$177	(14)%	(22)%
As a % of EOP Loans	0.54%	0.54%	0.50%	0.48%	0.40%

(1)              The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) were, $736 million and ($1.5 billion), $728 million and ($1.3 billion), $733 million and ($1.3 billion), $690 million and ($1.2 billion) and $679 million and ($1.2 billion), as of March 31, 2013, June 30, 2013, September 30, 2013, December 31, 2013 and March 31, 2014, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $121 million and ($1.5 billion), $144 million and ($1.3 billion), $146 million and ($1.3 billion), $141 million and ($1.2 billion) and $141 million and ($1.2 billion), as of March 31, 2013, June 30, 2013, September 30, 2013, December 31, 2013 and March 31, 2014, respectively.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts (in millions)	23.4	23.6	23.8	23.9	24.0	—	3%
Purchase Sales (in billions)	$38.2	$41.9	$41.7	$43.4	$39.6	(9)%	4%

Average Loans (in billions) (1)	$69.7	$68.4	$68.4	$68.2	$67.5	(1)%	(3)%

EOP Loans (in billions) (1)	$69.2	$69.3	$68.8	$70.5	$66.8	(5)%	(3)%

Average Yield (2)	10.23%	10.11%	10.22%	10.33%	10.39%
Net Interest Revenue (3)	$1,649	$1,645	$1,690	$1,708	$1,649	(3)%	—
As a % of Avg. Loans (3)	9.59%	9.65%	9.80%	9.94%	9.91%
Net Credit Losses	$692	$665	$610	$588	$587	—	(15)%
As a % of Average Loans	4.03%	3.90%	3.54%	3.42%	3.53%
Net Credit Margin (4)	$1,329	$1,310	$1,470	$1,527	$1,427	(7)%	7%
As a % of Avg. Loans (4)	7.73%	7.68%	8.53%	8.88%	8.57%
Loans 90+ Days Past Due	$732	$663	$628	$681	$648	(5)%	(11)%
As a % of EOP Loans	1.06%	0.96%	0.91%	0.97%	0.97%
Loans 30-89 Days Past Due	$679	$588	$650	$661	$599	(9)%	(12)%
As a % of EOP Loans	0.98%	0.85%	0.94%	0.94%	0.90%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1) (5)
EOP Open Accounts	77.8	76.1	89.7	90.0	88.2	(2)%	13%
Purchase Sales (in billions)	$15.3	$18.3	$18.1	$23.3	$16.7	(28)%	9%

Average Loans (in billions) (1)	$36.7	$35.8	$37.8	$43.6	$43.6	—	19%

EOP Loans (in billions) (1)	$35.4	$36.0	$43.0	$46.3	$42.3	(9)%	19%

Average Yield (2)	18.28%	17.89%	17.33%	16.34%	16.63%
Net Interest Revenue (3)	$1,652	$1,587	$1,682	$1,860	$1,819	(2)%	10%
As a % of Avg. Loans (3)	18.26%	17.78%	17.65%	16.93%	16.92%
Net Credit Losses	$508	$481	$435	$471	$481	2%	(5)%
As a % of Average Loans	5.61%	5.39%	4.57%	4.29%	4.47%
Net Credit Margin (4)	$994	$993	$1,082	$1,185	$1,141	(4)%	15%
As a % of Avg. Loans (4)	10.98%	11.13%	11.36%	10.78%	10.61%
Loans 90+ Days Past Due	$651	$556	$650	$771	$689	(11)%	6%
As a % of EOP Loans	1.84%	1.54%	1.51%	1.67%	1.63%
Loans 30-89 Days Past Due	$685	$615	$799	$830	$725	(13)%	6%
As a % of EOP Loans	1.94%	1.71%	1.86%	1.79%	1.71%

(1)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)         Average yield is calculated as gross interest revenue earned divided by average loans.

(3)         Net interest revenue includes certain fees that are recorded as interest revenue.

(4)         Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

(5)         Includes the impact of adding approximately 13 million credit card accounts and $7 billion of loans related to the previously announced acquisition of Best Buy’s U.S. credit card portfolio in the third quarter of 2013.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING EMEA - PAGE 1 (In millions of dollars, except as otherwise noted)

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13

Net Interest Revenue	$246	$237	$226	$239	$231	(3)%	(6)%
Non-Interest Revenue	122	127	133	119	116	(3)%	(5)%
Total Revenues, Net of Interest Expense	368	364	359	358	347	(3)%	(6)%
Total Operating Expenses	353	342	315	349	315	(10)%	(11)%
Net Credit Losses	29	(1)	21	19	11	(42)%	(62)%
Credit Reserve Build / (Release)	(11)	(9)	3	(1)	—	100%	100%
Provision for Unfunded Lending Commitments	1	(1)	—	—	—	—	(100)%
Provision for Benefits & Claims	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	19	(11)	24	18	11	(39)%	(42)%
Income (loss) from Continuing Operations before Taxes	(4)	33	20	(9)	21	NM	NM
Income Taxes (benefits)	(5)	11	7	(8)	6	NM	NM
Income from Continuing Operations	1	22	13	(1)	15	NM	NM
Noncontrolling Interests	3	5	3	—	5	—	67%
Net Income	$(2)	$17	$10	$(1)	$10	NM	NM
Average Assets (in billions of dollars)	$10	$10	$9	$9	$9	—	(10)%
Return on Average Assets	(0.08)%	0.68%	0.44%	(0.04)%	0.45%
Efficiency Ratio	96%	94%	88%	97%	91%

Net Credit Losses as a % of Average Loans	1.47%	(0.05)%	1.08%	0.94%	0.57%

Revenue by Business
Retail Banking	$215	$214	$219	$220	$214	(3)%	—
Citi-Branded Cards	153	150	140	138	133	(4)%	(13)%
Total	$368	$364	$359	$358	$347	(3)%	(6)%

Net Credit Losses by Business
Retail Banking	$9	$(2)	$11	$8	$2	(75)%	(78)%
Citi-Branded Cards	20	1	10	11	9	(18)%	(55)%
Total	$29	$(1)	$21	$19	$11	(42)%	(62)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(13)	$(5)	$(7)	$(17)	$(7)	59%	46%
Citi-Branded Cards	14	27	20	16	22	38%	57%
Total	$1	$22	$13	$(1)	$15	NM	NM

FX Translation Impact:
Total Revenue - as Reported	$368	$364	$359	$358	$347	(3)%	(6)%
Impact of FX Translation (1)	(13)	(6)	(5)	(9)	—
Total Revenues - Ex-FX (2)	$355	$358	$354	$349	$347	(1)%	(2)%

Total Operating Expenses - as Reported	$353	$342	$315	$349	$315	(10)%	(11)%
Impact of FX Translation (1)	(12)	(4)	(3)	(7)	—
Total Operating Expenses - Ex-FX (2)	$341	$338	$312	$342	$315	(8)%	(8)%

Provisions for LLR & PBC - as Reported	$19	$(11)	$24	$18	$11	(39)%	(42)%
Impact of FX Translation (1)	(3)	—	(1)	(1)	—
Provisions for LLR & PBC - Ex-FX (2)	$16	$(11)	$23	$17	$11	(35)%	(31)%

Net Income - as Reported	$(2)	$17	$10	$(1)	$10	NM	NM
Impact of FX Translation (1)	3	1	—	—	—
Net Income - Ex-FX (2)	$1	$18	$10	$(1)	$10	NM	NM

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the first quarter of 2014 exchange rates for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING EMEA - PAGE 2

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	222	222	201	172	161	(6)%	(27)%
Accounts (in millions)	3.9	3.8	3.6	3.4	3.3	(3)%	(15)%
Average Deposits	$13.0	$13.0	$12.0	$12.5	$12.9	3%	(1)%
Investment Sales	$1.1	$1.0	$0.7	$0.9	$1.0	11%	(9)%
Investment AUMs	$6.0	$6.2	$6.2	$6.5	$7.0	8%	17%
Average Loans	$5.1	$5.3	$5.6	$5.6	$5.5	(2)%	8%
EOP Loans:
Real Estate Lending	$0.3	$0.3	$0.4	$0.4	$0.4	—	33%
Commercial Markets	2.2	2.3	2.6	2.6	2.8	8%	27%
Personal and Other	2.7	2.7	2.5	2.6	2.6	—	(4)%
Total EOP Loans	$5.2	$5.3	$5.5	$5.6	$5.8	4%	12%

Net Interest Revenue (in millions) (1)	$135	$130	$124	$135	$129	(4)%	(4)%
As a % of Average Loans (1)	10.74%	9.84%	8.78%	9.56%	9.51%
Net Credit Losses (in millions)	$9	$(2)	$11	$8	$2	(75)%	(78)%
As a % of Average Loans	0.72%	(0.15)%	0.78%	0.57%	0.15%
Loans 90+ Days Past Due (in millions)	$43	$41	$38	$34	$27	(21)%	(37)%
As a % of EOP Loans	0.83%	0.77%	0.69%	0.61%	0.47%
Loans 30-89 Days Past Due (in millions)	$70	$68	$57	$51	$52	2%	(26)%
As a % of EOP Loans	1.35%	1.28%	1.04%	0.91%	0.90%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	2.8	2.8	2.2	2.1	2.1	—	(25)%
Purchase Sales (in billions)	$2.9	$3.0	$2.5	$2.6	$2.4	(8)%	(17)%
Average Loans (2)	$2.9	$2.8	$2.1	$2.4	$2.3	(4)%	(21)%
EOP Loans (2)	$2.8	$2.8	$2.4	$2.4	$2.4	—	(14)%
Average Yield (3)	18.87%	18.42%	20.96%	18.86%	18.81%

Net Interest Revenue (in millions) (4)	$111	$107	$102	$104	$102	(2)%	(8)%
As a % of Avg. Loans (4)	15.52%	15.33%	19.27%	17.19%	17.99%
Net Credit Losses (in millions)	$20	$1	$10	$11	$9	(18)%	(55)%
As a % of Average Loans	2.80%	0.14%	1.89%	1.82%	1.59%
Net Credit Margin (in millions) (5)	$133	$149	$130	$127	$124	(2)%	(7)%
As a % of Avg. Loans (5)	18.60%	21.34%	24.56%	20.99%	21.86%
Loans 90+ Days Past Due (in millions)	$45	$44	$34	$32	$31	(3)%	(31)%
As a % of EOP Loans	1.61%	1.57%	1.42%	1.33%	1.29%
Loans 30-89 Days Past Due (in millions)	$60	$57	$44	$42	$39	(7)%	(35)%
As a % of EOP Loans	2.14%	2.04%	1.83%	1.75%	1.63%

(1)         Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)         Average yield is gross interest revenue earned divided by average loans.

(4)         Net interest revenue includes certain fees that are recorded as interest revenue.

(5)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 1 (In millions of dollars, except as otherwise noted)

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13

Net Interest Revenue	$1,542	$1,575	$1,575	$1,594	$1,505	(6)%	(2)%
Non-Interest Revenue	766	758	697	809	763	(6)%	—
Total Revenues, Net of Interest Expense	2,308	2,333	2,272	2,403	2,268	(6)%	(2)%
Total Operating Expenses	1,341	1,351	1,319	1,381	1,314	(5)%	(2)%
Net Credit Losses	419	416	434	458	468	2%	12%
Credit Reserve Build / (Release)	38	104	168	66	56	(15)%	47%
Provision for Unfunded Lending Commitments	—	—	—	—	(1)	—	—
Provision for Benefits & Claims	49	33	34	36	47	31%	(4)%
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	506	553	636	560	571	2%	13%
Income from Continuing Operations before Taxes	461	429	317	462	383	(17)%	(17)%
Income Taxes	105	83	53	91	72	(21)%	(31)%
Income from Continuing Operations	356	346	264	371	311	(16)%	(13)%
Noncontrolling Interests	2	—	1	1	2	—	—
Net Income	$354	$346	$263	$370	$309	(16)%	(13)%
Average Assets (in billions of dollars)	$86	$80	$80	$81	$80	(1)%	(7)%
Return on Average Assets (1)	1.75%	1.73%	1.30%	1.81%	1.57%
Efficiency Ratio	58%	58%	58%	57%	58%

Net Credit Losses as a % of Average Loans (1)	4.19%	4.06%	4.22%	4.33%	4.57%

Revenue by Business
Retail Banking	$1,544	$1,544	$1,483	$1,562	$1,498	(4)%	(3)%
Citi-Branded Cards	764	789	789	841	770	(8)%	1%
Total	$2,308	$2,333	$2,272	$2,403	$2,268	(6)%	(2)%

Net Credit Losses by Business
Retail Banking	$207	$204	$209	$224	$214	(4)%	3%
Citi-Branded Cards	212	212	225	234	254	9%	20%
Total	$419	$416	$434	$458	$468	2%	12%

Income (loss) from Continuing Operations by Business
Retail Banking	$228	$190	$123	$211	$205	(3)%	(10)%
Citi-Branded Cards	128	156	141	160	106	(34)%	(17)%
Total	$356	$346	$264	$371	$311	(16)%	(13)%

FX Translation Impact:
Total Revenue - as Reported	$2,308	$2,333	$2,272	$2,403	$2,268	(6)%	(2)%
Impact of FX Translation (2)	(145)	(120)	(43)	(46)	—
Total Revenues - Ex-FX (3)	$2,163	$2,213	$2,229	$2,357	$2,268	(4)%	5%

Total Operating Expenses - as Reported	$1,341	$1,351	$1,319	$1,381	$1,314	(5)%	(2)%
Impact of FX Translation (2)	(83)	(64)	(23)	(22)	—
Total Operating Expenses - Ex-FX (3)	$1,258	$1,287	$1,296	$1,359	$1,314	(3)%	4%

Provisions for LLR & PBC - as Reported	$506	$553	$636	$560	$571	2%	13%
Impact of FX Translation (2)	(33)	(26)	(8)	(10)	—
Provisions for LLR & PBC - Ex-FX (3)	$473	$527	$628	$550	$571	4%	21%

Net Income - as Reported	$354	$346	$263	$370	$309	(16)%	(13)%
Impact of FX Translation (1)	(17)	(21)	(27)	(8)	—
Net Income - Ex-FX (2)	$337	$325	$236	$362	$309	(15)%	(8)%

(1)  Under U.S. GAAP, historical balance sheet information is not restated to reflect discontinued operations.  Since the numerator portion of the ratio caclulation excludes the income statement items under U.S. GAAP, related to the Credicard discontinued operations, the averages used in the ratio calculations have been adjusted to exclude the Credicard discontinued operations.

See page 15 for the historically adjusted Latin America amounts related to Credicard.

(2)  Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the first quarter of 2014 exchange rates for all periods presented.

(3)  Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 2

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	2,139	2,040	2,031	2,021	1,940	(4)%	(9)%
Accounts (in millions)	31.8	32.2	32.0	32.2	31.9	(1)%	—
Average Deposits	$45.7	$45.1	$45.0	$46.7	$45.8	(2)%	—
Investment Sales	$11.0	$11.8	$11.3	$10.8	$12.0	11%	9%
Investment AUMs	$71.4	$67.3	$67.9	$71.6	$71.2	(1)%	—
Average Loans	$29.1	$29.6	$29.2	$29.9	$29.8	—	2%
EOP Loans:
Real Estate Lending	$5.9	$5.7	$5.4	$5.7	$5.9	4%	—
Commercial Markets	13.0	12.8	12.5	13.4	13.2	(1)%	2%
Personal and Other	11.1	10.9	11.1	11.2	11.1	(1)%	—
Total EOP Loans	$30.0	$29.4	$29.0	$30.3	$30.2	—	1%

Net Interest Revenue (in millions) (1)	$986	$973	$973	$985	$931	(5)%	(6)%
As a % of Average Loans (1)	13.74%	13.18%	13.22%	13.07%	12.67%
Net Credit Losses (in millions)	$207	$204	$209	$224	$214	(4)%	3%
As a % of Average Loans	2.88%	2.76%	2.84%	2.97%	2.91%
Loans 90+ Days Past Due (in millions)	$320	$318	$347	$470	$528	12%	65%
As a % of EOP Loans	1.07%	1.08%	1.20%	1.55%	1.75%
Loans 30-89 Days Past Due (in millions)	$427	$368	$445	$395	$370	(6)%	(13)%
As a % of EOP Loans	1.42%	1.25%	1.53%	1.30%	1.23%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted) (2)
EOP Open Accounts (in millions)	12.9	9.4	9.5	9.2	9.1	(1)%	(29)%
Purchase Sales (in billions)	$8.2	$8.6	$8.7	$9.4	$7.7	(18)%	(6)%
Average Loans (in billions) (3)	$14.7	$11.5	$11.6	$12.1	$11.7	(3)%	(20)%
EOP Loans (in billions) (3)	$14.9	$11.5	$11.8	$12.1	$11.7	(3)%	(21)%
Average Yield (4)	21.23%	21.71%	21.60%	20.91%	20.91%	—

Net Interest Revenue (in millions) (5)	$556	$602	$602	$609	$574	(6)%	3%
As a % of Average Loans (5)	19.61%	21.00%	20.59%	19.97%	19.90%
Net Credit Losses (in millions)	$212	$212	$225	$234	$254	9%	20%
As a % of Average Loans	7.48%	7.39%	7.70%	7.67%	8.80%
Net Credit Margin (in millions) (6)	$552	$577	$564	$607	$516	(15)%	(7)%
As a % of Average Loans (6)	19.47%	20.12%	19.29%	19.90%	17.89%
Loans 90+ Days Past Due (in millions)	$418	$323	$326	$349	$349	—	(17)%
As a % of EOP Loans	2.81%	2.81%	2.76%	2.88%	2.98%
Loans 30-89 Days Past Due (in millions)	$449	$335	$346	$364	$390	7%	(13)%
As a % of EOP Loans	3.01%	2.91%	2.93%	3.01%	3.33%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted) (2)
Additional Historically Adjusted impact from the announced sale of Brazil Credicard

EOP Open Accounts (in millions) - As Disclosed	12.9	9.4	9.5	9.2	9.1	(1)%	(29)%
Impact of Announced Brazil Credicard Sale	(3.9)	—	—	—	—
EOP Open Accounts - Historically Adjusted	9.0	9.4	9.5	9.2	9.1	(1)%	1%

Average Loans - As Disclosed	$14.7	$11.5	$11.6	$12.1	$11.7	(3)%	(20)%
Impact of Announced Brazil Credicard Sale	(3.2)	—	—	—	—
Average Loans - Historically Adjusted	$11.5	$11.5	$11.6	$12.1	$11.7	(3)%	2%

EOP Loans — As Disclosed	$14.9	$11.5	$11.8	$12.1	$11.7	(3)%	(21)%
Impact of Announced Brazil Credicard Sale	(3.1)	—	—	—	—
EOP Loans — Historically Adjusted	$11.8	$11.5	$11.8	$12.1	$11.7	(3)%	(1)%

Loans 90+ Days Past Due (in millions) - as disclosed	$418	$323	$326	$349	$349	—	(17)%
Impact of Announced Brazil Credicard Sale	(102)	—	—		—
Loans 90+ Days Past Due - Historically Adjusted	$316	$323	$326	$349	$349	—	10%
As a % of Historically Adjusted EOP Loans	2.68%	2.81%	2.76%	2.88%	2.98%

Loans 30-89 Days Past Due (in millions) - as disclosed	$449	$335	$346	$364	$390	7%	(13)%
Impact of Announced Brazil Credicard Sale	(126)	—	—		—
Loans 30-89 Days Past Due - Historically Adjusted	$323	$335	$346	$364	$390	7%	21%
As a % of Historically Adjusted EOP Loans	2.74%	2.91%	2.93%	3.01%	3.33%

Average Assets - As Disclosed on prior page	$86.0	$80.0	$80.0	$81.0	$80.0	(1)%	(7)%
Impact of Announced Brazil Credicard Sale	(3.8)	—	—	—	—
Average Assets - Historically Adjusted	$82.2	$80.0	$80.0	$81.0	$80.0	(1)%	(3)%

(1)         Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)         Under U.S. GAAP, historical balance sheet information is not restated to reflect discontinued operations.  Since the numerator portion of the ratio caclulation excludes the income statement items under U.S. GAAP, related to the Credicard discontinued operations, the averages used in the ratio calculations have been adjusted to exclude the Credicard discontinued operations. See above for the historically adjusted impact of the Credicard discontinued operations.  December 31, 2013, September 30, 2013 and June 30, 2013 balances already exclude the Credicard amounts.

(3)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)         Average yield is gross interest revenue earned divided by average loans.

(5)         Net interest revenue includes certain fees that are recorded as interest revenue.

(6)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

CITICORP GLOBAL CONSUMER BANKING ASIA - PAGE 1 (In millions of dollars, except as otherwise noted)

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13

Net Interest Revenue	$1,227	$1,190	$1,163	$1,176	$1,134	(4)%	(8)%
Non-Interest Revenue	733	778	699	658	761	16%	4%
Total Revenues, Net of Interest Expense	1,960	1,968	1,862	1,834	1,895	3%	(3)%
Total Operating Expenses	1,163	1,142	1,132	1,149	1,130	(2)%	(3)%
Net Credit Losses	206	180	192	204	203	—	(1)%
Credit Reserve Build / (Release)	3	19	(28)	15	(3)	NM	NM
Provision for Unfunded Lending Commitments	14	10	12	(5)	(4)	20%	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	223	209	176	214	196	(8)%	(12)%
Income from Continuing Operations before Taxes	574	617	554	471	569	21%	(1)%
Income Taxes	180	207	190	158	188	19%	4%
Income from Continuing Operations	394	410	364	313	381	22%	(3)%
Noncontrolling Interests	—	—	—	—	—	—	—
Net Income	$394	$410	$364	$313	$381	22%	(3)%
Average Assets (in billions of dollars)	$128	$129	$129	$131	$130	(1)%	2%
Return on Average Assets	1.25%	1.27%	1.12%	0.95%	1.19%
Efficiency Ratio	59%	58%	61%	63%	60%

Net Credit Losses as a % of Average Loans	0.94%	0.82%	0.87%	0.90%	0.91%

Revenue by Business
Retail Banking	$1,200	$1,192	$1,102	$1,070	$1,166	9%	(3)%
Citi-Branded Cards	760	776	760	764	729	(5)%	(4)%
Total	$1,960	$1,968	$1,862	$1,834	$1,895	3%	(3)%

Net Credit Losses by Business
Retail Banking	$67	$53	$78	$91	$91	—	36%
Citi-Branded Cards	139	127	114	113	112	(1)%	(19)%
Total	$206	$180	$192	$204	$203	—	(1)%

Income from Continuing Operations by Business
Retail Banking	$240	$223	$178	$145	$221	52%	(8)%
Citi-Branded Cards	154	187	186	168	160	(5)%	4%
Total	$394	$410	$364	$313	$381	22%	(3)%

FX Translation Impact:
Total Revenue - as Reported	$1,960	$1,968	$1,862	$1,834	$1,895	3%	(3)%
Impact of FX Translation (1)	(89)	(49)	(8)	(17)	—
Total Revenues - Ex-FX (2)	$1,871	$1,919	$1,854	$1,817	$1,895	4%	1%

Total Operating Expenses - as Reported	$1,163	$1,142	$1,132	$1,149	$1,130	(2)%	(3)%
Impact of FX Translation (1)	(45)	(20)	(5)	(9)	—
Total Operating Expenses - Ex-FX (2)	$1,118	$1,122	$1,127	$1,140	$1,130	(1)%	1%

Provisions for LLR & PBC - as Reported	$223	$209	$176	$214	$196	(8)%	(12)%
Impact of FX Translation (1)	(15)	(6)	—	(2)	—
Provisions for LLR & PBC - Ex-FX (2)	$208	$203	$176	$212	$196	(8)%	(6)%

Net Income - as Reported	$394	$410	$364	$313	$381	22%	(3)%
Impact of FX Translation (1)	(18)	(14)	(2)	(3)	—
Net Income - Ex-FX (2)	$376	$396	$362	$310	$381	23%	1%

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the first quarter of 2014 exchange rates for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING ASIA - PAGE 2

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	574	571	562	553	538	(3)%	(6)%
Accounts (in millions)	16.9	16.9	17.0	16.8	16.9	1%	—
Average Deposits	$107.0	$102.3	$100.2	$101.0	$101.0	—	(6)%
Investment Sales	$11.6	$11.3	$8.6	$8.4	$10.3	23%	(11)%
Investment AUMs	$54.3	$51.4	$54.7	$54.5	$56.1	3%	3%
Average Loans	$69.3	$68.8	$69.2	$71.5	$72.0	1%	4%
EOP Loans:
Real Estate Lending	$36.4	$35.6	$37.0	$37.6	$38.1	1%	5%
Commercial Markets	16.7	17.1	17.4	17.2	17.9	4%	7%
Personal and Other	16.3	15.8	15.9	16.8	17.4	4%	7%
Total EOP Loans	$69.4	$68.5	$70.3	$71.6	$73.4	3%	6%

Net Interest Revenue (in millions) (1)	$729	$708	$691	$696	$676	(3)%	(7)%
As a % of Average Loans (1)	4.27%	4.13%	3.96%	3.86%	3.81%
Net Credit Losses (in millions)	$67	$53	$78	$91	$91	—	36%
As a % of Average Loans	0.39%	0.31%	0.45%	0.50%	0.51%
Loans 90+ Days Past Due (in millions)	$229	$205	$210	$191	$194	2%	(15)%
As a % of EOP Loans	0.33%	0.30%	0.30%	0.27%	0.26%
Loans 30-89 Days Past Due (in millions)	$468	$432	$398	$398	$392	(2)%	(16)%
As a % of EOP Loans	0.67%	0.63%	0.57%	0.56%	0.53%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	16.1	16.4	16.6	16.6	16.4	(1)%	2%
Purchase Sales (in billions)	$19.3	$19.4	$19.2	$20.6	$19.0	(8)%	(2)%
Average Loans (in billions) (2)	$19.8	$19.0	$18.4	$18.8	$18.6	(1)%	(6)%
EOP Loans (in billions) (2)	$19.4	$18.9	$18.7	$19.1	$18.6	(3)%	(4)%
Average Yield (3)	12.69%	12.48%	12.33%	12.24%	12.21%

Net Interest Revenue (in millions) (4)	$498	$482	$472	$480	$458	(5)%	(8)%
As a % of Average Loans (4)	10.20%	10.18%	10.18%	10.13%	9.99%
Net Credit Losses (in millions)	$139	$127	$114	$113	$112	(1)%	(19)%
As a % of Average Loans	2.85%	2.68%	2.46%	2.38%	2.44%
Net Credit Margin (in millions) (5)	$621	$649	$646	$651	$617	(5)%	(1)%
As a % of Average Loans (5)	12.72%	13.70%	13.93%	13.74%	13.45%
Loans 90+ Days Past Due	$232	$209	$189	$188	$199	6%	(14)%
As a % of EOP Loans	1.20%	1.11%	1.01%	0.98%	1.07%
Loans 30-89 Days Past Due	$325	$287	$267	$274	$271	(1)%	(17)%
As a % of EOP Loans	1.68%	1.52%	1.43%	1.43%	1.46%

(1) Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2) Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3) Average yield is gross interest revenue earned divided by average loans.

(4) Net interest revenue includes certain fees that are recorded as interest revenue.

(5) Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13

Commissions and Fees	$1,136	$1,105	$1,081	$1,022	$1,110	9%	(2)%
Administration and Other Fiduciary Fees	681	683	625	637	638	—	(6)%
Investment Banking	1,085	983	842	952	957	1%	(12)%
Principal Transactions	2,472	2,450	863	706	2,606	NM	5%
Other	361	370	132	(189)	87	NM	(76)%
Total Non-Interest Revenue	5,735	5,591	3,543	3,128	5,398	73%	(6)%
Net Interest Revenue (including Dividends)	3,856	3,969	3,829	3,916	3,836	(2)%	(1)%
Total Revenues, Net of Interest Expense	9,591	9,560	7,372	7,044	9,234	31%	(4)%
Total Operating Expenses	5,079	5,006	4,888	5,245	4,994	(5)%	(2)%
Net Credit Losses	39	53	65	25	134	NM	NM
Credit Reserve Build / (Release)	23	(64)	(19)	(97)	(87)	10%	NM
Provision for Unfunded Lending Commitments	3	(19)	93	(24)	(20)	17%	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	65	(30)	139	(96)	27	NM	(58)%
Income from Continuing Operations before Taxes	4,447	4,584	2,345	1,895	4,213	NM	(5)%
Income Taxes (Benefits)	1,377	1,448	605	427	1,248	NM	(9)%
Income from Continuing Operations	3,070	3,136	1,740	1,468	2,965	NM	(3)%
Noncontrolling Interests	50	23	19	18	26	44%	(48)%
Net Income	$3,020	$3,113	$1,721	$1,450	$2,939	NM	(3)%
Average Assets (in billions of dollars)	$1,070	$1,090	$1,052	$1,052	$1,058	1%	(1)%
Return on Average Assets	1.14%	1.15%	0.65%	0.55%	1.13%
Return on Average Assets (Excluding CVA/DVA) (1)(2)	1.22%	1.04%	0.73%	0.58%	1.13%
Efficiency Ratio	53%	52%	66%	74%	54%

Revenue by Region - Excluding CVA/DVA (2)
North America	$3,679	$3,153	$2,579	$2,325	$3,559	53%	(3)%
EMEA	2,938	2,746	2,328	2,053	2,763	35%	(6)%
Latin America	1,232	1,200	1,102	1,147	1,104	(4)%	(10)%
Asia	2,052	1,999	1,695	1,684	1,815	8%	(12)%
Total	$9,901	$9,098	$7,704	$7,209	$9,241	28%	(7)%
CVA/DVA {excluded as applicable in lines above}	(310)	462	(332)	(165)	(7)	96%	98%
Total Revenues, net of Interest Expense	$9,591	$9,560	$7,372	$7,044	$9,234	31%	(4)%

Income from Continuing Operations by Region - Excluding CVA/DVA (2)
North America	$1,318	$927	$596	$463	$1,290	NM	(2)%
EMEA	769	793	486	414	768	86%	—
Latin America	478	513	431	200	342	71%	(28)%
Asia	697	619	433	491	569	16%	(18)%
Total	$3,262	$2,852	$1,946	$1,568	$2,969	89%	(9)%
CVA/DVA (after-tax) {excluded as applicable in lines above}	(192)	284	(206)	(100)	(4)	96%	98%
Income from Continuing Operations	$3,070	$3,136	$1,740	$1,468	$2,965	NM	(3)%

Average Loans by Region (in billions)
North America	$91	$96	$100	105	$107	2%	18%
EMEA	53	56	54	56	57	2%	8%
Latin America	38	37	38	39	40	3%	5%
Asia	60	64	67	68	68	—	13%
Total	$242	$253	$259	$268	$272	1%	12%

EOP Deposits by Region (in billions)
North America	$151	$158	$173	$183	$186	2%	23%
EMEA	172	173	181	185	184	(1)%	7%
Latin America	58	57	63	60	65	8%	12%
Asia	143	145	149	146	139	(5)%	(3)%
Total	$524	$533	$566	$574	$574	—	10%

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$335	$343	$371	$380	$381	—	14%
All Other ICG Businesses	189	190	195	194	193	(1)%	2%
Total	$524	$533	$566	$574	$574	—	10%

(1) ROA excluding CVA/DVA is defined as annualized net income less CVA/DVA, divided by average assets.  See below for the after-tax CVA/DVA for each period presented.

(2) Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP REVENUES BY BUSINESS (In millions of dollars, except as otherwise noted)

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13

Revenue Details - Excluding CVA/DVA:
Investment Banking:
Advisory	$204	$215	$167	$266	$175	(34)%	(14)%
Equity Underwriting	250	302	197	310	299	(4)%	20%
Debt Underwriting	713	639	578	570	578	1%	(19)%
Total Investment Banking	1,167	1,156	942	1,146	1,052	(8)%	(10)%
Treasury and Trade Solutions	1,926	2,005	1,950	1,938	1,948	1%	1%
Corporate Lending - Excluding Gain / (Loss) on Loan Hedges	335	404	379	395	415	5%	24%
Private Bank	629	645	614	599	668	12%	6%
Total Banking Revenues (Ex-CVA/DVA and Gain / (Loss) on Loan Hedges) (1)	$4,057	$4,210	$3,885	$4,078	$4,083	—	1%

Corporate Lending - Gain / (Loss) on Loan Hedges (2)	(24)	23	(147)	(139)	(17)	88%	29%
Total Banking Revenues (Ex-CVA/DVA) and including G(L) on Loan Hedges (1)	$4,033	$4,233	$3,738	$3,939	$4,066	3%	1%

Fixed Income Markets	4,687	3,422	2,838	2,375	3,850	62%	(18)%
Equity Markets	779	885	670	484	883	82%	13%
Securities Services	566	599	553	554	561	1%	(1)%
Other	(164)	(41)	(95)	(143)	(119)	17%	27%
Total Markets and Securities Services (Ex-CVA/DVA) (1)	$5,868	$4,865	$3,966	$3,270	$5,175	58%	(12)%

Total ICG (Ex-CVA/DVA) (1)	$9,901	$9,098	$7,704	$7,209	$9,241	28%	(7)%

CVA/DVA {excluded as applicable in lines above}	(310)	462	(332)	(165)	(7)	96%	98%
Total Revenues, net of Interest Expense	$9,591	$9,560	$7,372	$7,044	$9,234	31%	(4)%

Taxable-equivalent adjustments (3)	$302	$301	$269	$266	$240	(10)%	(21)%

Total ICG Revenues (Ex-CVA/DVA) and including Taxable-equivalent adjustments (1) (3)	$10,203	$9,399	$7,973	$7,475	$9,481	27%	(7)%

(1)   Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

(2)   Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges is netted against the core lending revenues to reflect the cost of credit protection.

(3)   Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1) (In millions of dollars, except as otherwise noted)

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13

Net Interest Revenue	$(145)	$(138)	$(194)	$(132)	$(36)	73%	75%
Non-Interest Revenue	151	252	236	91	177	95%	17%
Total Revenues, Net of Interest Expense	6	114	42	(41)	141	NM	NM
Total Operating Expenses	340	294	206	193	421	NM	24%
Net Credit Losses	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	—	—	—	—	—	—	—
Provision for Benefits & Claims	—	—	—	—	—	—	—
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	—	—	—	—	—	—	—
Income from Continuing Operations before Taxes	(334)	(180)	(164)	(234)	(280)	(20)%	16%
Income Taxes	(169)	49	(184)	22	178	NM	NM
Income from Continuing Operations	(165)	(229)	20	(256)	(458)	(79)%	NM
Income (Loss) from Discontinued Operations, net of taxes (2)	(33)	30	92	181	37	(80)%	NM
Noncontrolling Interests	30	6	22	26	10	(62)%	(67)%
Net Income (Loss)	$(228)	$(205)	$90	$(101)	$(431)	NM	(89)%
EOP Assets (in billions of dollars)	$280	$290	$317	$313	$323	3%	15%
Average Assets (in billions of dollars)	$264	$275	$292	$318	$318	—	20%

(1)         Includes unallocated global staff functions, other corporate expense and unallocated global operations and technology expenses, Corporate Treasury, Corporate items and Income (Loss) from Discontinued Operations.

(2)         See Footnote 1 on page 2 for components of Discontinued operations.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP NORTH AMERICA (1) (In millions of dollars, except as otherwise noted)

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13

Net Interest Revenue	$5,548	$5,458	$5,593	$5,814	$5,673	(2)%	2%
Non-Interest Revenue	3,139	2,840	1,585	1,272	2,668	NM	(15)%
Total Revenues, Net of Interest Expense	8,687	8,298	7,178	7,086	8,341	18%	(4)%
Total Operating Expenses	4,430	4,341	4,276	4,388	4,352	(1)%	(2)%
Net Credit Losses	1,271	1,207	1,121	1,113	1,093	(2)%	(14)%
Credit Reserve Build / (Release)	(424)	(331)	(329)	(71)	(317)	NM	25%
Provision Unfunded Lending Commitments	3	(19)	94	(29)	(14)	52%	NM
Provision for Benefits & Claims	14	13	17	16	6	(63)%	(57)%
Provision for Credit Losses and for Benefits and Claims	864	870	903	1,029	768	(25)%	(11)%
Income from Continuing Operations before Taxes	3,393	3,087	1,999	1,669	3,221	93%	(5)%
Income Taxes	1,063	1,019	597	416	912	NM	(14)%
Income from Continuing Operations	2,330	2,068	1,402	1,253	2,309	84%	(1)%
Noncontrolling Interests	17	(2)	3	6	5	(17)%	(71)%
Net Income	$2,313	$2,070	$1,399	$1,247	$2,304	85%	—
Average Assets (in billions of dollars)	$633	$638	$629	$632	$629	—	—
Return on Average Assets	1.48%	1.30%	0.88%	0.78%	1.49%
Efficiency Ratio	51%	52%	60%	62%	52%

Revenue by Business
Retail Banking	$1,573	$1,592	$1,124	$1,087	$1,139	5%	(28)%
Citi-Branded Cards	2,026	1,978	2,087	2,120	2,019	(5)%	—
Citi Retail Services	1,511	1,483	1,528	1,667	1,625	(3)%	8%
Global Consumer Banking	5,110	5,053	4,739	4,874	4,783	(2)%	(6)%
Institutional Clients Group	3,577	3,245	2,439	2,212	3,558	61%	(1)%
Total	$8,687	$8,298	$7,178	$7,086	$8,341	18%	(4)%

CVA/DVA {included as applicable in businesses above}	(102)	92	(140)	(113)	(1)	99%	99%
Total Revenues - Excluding CVA/DVA (2)	$8,789	$8,206	$7,318	$7,199	$8,342	16%	(5)%

Income (loss) from Continuing Operations by Business
Retail Banking	$212	$257	$(37)	$(21)	$17	NM	(92)%
Citi-Branded Cards	432	440	548	522	566	8%	31%
Citi Retail Services	430	387	383	357	437	22%	2%
Global Consumer Banking	1,074	1,084	894	858	1,020	19%	(5)%
Institutional Clients Group	1,256	984	508	395	1,289	NM	3%
Total	$2,330	$2,068	$1,402	$1,253	$2,309	84%	(1)%

CVA/DVA {included as applicable in businesses above}	(62)	57	(88)	(68)	(1)	99%	98%
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$2,392	$2,011	$1,490	$1,321	$2,310	75%	(3)%

(1)   Regional results do not include Corporate/Other.  See page 20 for Corporate/Other results.

(2)   Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP EMEA (1) (In millions of dollars, except as otherwise noted)

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13

Net Interest Revenue	$1,166	$1,214	$1,068	$1,065	$1,044	(2)%	(10)%
Non-Interest Revenue	1,955	2,238	1,438	1,325	2,085	57%	7%
Total Revenues, Net of Interest Expense	3,121	3,452	2,506	2,390	3,129	31%	—
Total Operating Expenses	2,003	1,948	1,921	1,893	1,985	5%	(1)%
Net Credit Losses	41	25	41	36	8	(78)%	(80)%
Credit Reserve Build / (Release)	79	(64)	36	(108)	(47)	56%	NM
Provision Unfunded Lending Commitments	1	(1)	(18)	(1)	(4)	NM	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	121	(40)	59	(73)	(43)	41%	NM
Income from Continuing Operations before Taxes	997	1,544	526	570	1,187	NM	19%
Income Taxes	342	519	139	170	393	NM	15%
Income from Continuing Operations	655	1,025	387	400	794	99%	21%
Noncontrolling Interests	36	30	18	12	26	NM	(28)%
Net Income	$619	$995	$369	$388	$768	98%	24%
Average Assets (in billions of dollars)	$302	$312	$291	$292	$301	3%	—
Return on Average Assets	0.83%	1.28%	0.50%	0.53%	1.03%
Efficiency Ratio	64%	56%	77%	79%	63%

Revenue by Business
Retail Banking	$215	$214	$219	$220	$214	(3)%	—
Citi-Branded Cards	153	150	140	138	133	(4)%	(13)%
Regional Consumer Banking	368	364	359	358	347	(3)%	(6)%
Institutional Clients Group	2,753	3,088	2,147	2,032	2,782	37%	1%
Total	$3,121	$3,452	$2,506	$2,390	$3,129	31%	—

CVA/DVA {included as applicable in businesses above}	(185)	342	(181)	(21)	19	NM	NM
Total Revenues - Excluding CVA/DVA (2)	$3,306	$3,110	$2,687	$2,411	$3,110	29%	(6)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(13)	$(5)	$(7)	$(17)	$(7)	59%	46%
Citi-Branded Cards	14	27	20	16	22	38%	57%
Regional Consumer Banking	1	22	13	(1)	15	NM	NM
Institutional Clients Group	654	1,003	374	401	779	94%	19%
Total	$655	$1,025	$387	$400	$794	99%	21%

CVA/DVA {included as applicable in businesses above}	(115)	210	(112)	(13)	11	NM	NM
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$770	$815	$499	$413	$783	90%	2%

(1)  Regional results do not include Corporate/Other.  See page 20 for Corporate/Other results.

(2)  Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP LATIN AMERICA (1) (In millions of dollars, except as otherwise noted)

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13

Net Interest Revenue	$2,250	$2,359	$2,294	$2,341	$2,238	(4)%	(1)%
Non-Interest Revenue	1,281	1,197	1,073	1,213	1,132	(7)%	(12)%
Total Revenues, Net of Interest Expense	3,531	3,556	3,367	3,554	3,370	(5)%	(5)%
Total Operating Expenses	1,835	1,843	1,766	2,229	1,770	(21)%	(4)%
Net Credit Losses	424	423	443	458	617	35%	46%
Credit Reserve Build / (Release)	57	49	153	68	57	(16)%	—
Provision Unfunded Lending Commitments	—	—	20	9	(1)	NM	—
Provision for Benefits & Claims	49	33	34	36	47	31%	(4)%
Provision for Credit Losses and for Benefits and Claims	530	505	650	571	720	26%	36%
Income from Continuing Operations before Taxes	1,166	1,208	951	754	880	17%	(25)%
Income Taxes	338	335	260	181	228	26%	(33)%
Income from Continuing Operations	828	873	691	573	652	14%	(21)%
Noncontrolling Interests	1	—	1	1	2	—	100%
Net Income	$827	$873	$690	$572	$650	14%	(21)%
Average Assets (in billions of dollars)	$184	$180	$177	$178	$178	—	(3)%
Return on Average Assets	1.86%	1.95%	1.55%	1.27%	1.48%
Efficiency Ratio	52%	52%	52%	63%	53%

Revenue by Business
Retail Banking	$1,544	$1,544	$1,483	$1,562	$1,498	(4)%	(3)%
Citi-Branded Cards	764	789	789	841	770	(8)%	1%
Regional Consumer Banking	2,308	2,333	2,272	2,403	2,268	(6)%	(2)%
Institutional Clients Group	1,223	1,223	1,095	1,151	1,102	(4)%	(10)%
Total	$3,531	$3,556	$3,367	$3,554	$3,370	(5)%	(5)%

CVA/DVA {included as applicable in businesses above}	(9)	23	(7)	4	(2)	NM	78%
Total Revenues - Excluding CVA/DVA (2)	$3,540	$3,533	$3,374	$3,550	$3,372	(5)%	(5)%

Income from Continuing Operations by Business
Retail Banking	$228	$190	$123	$211	$205	(3)%	(10)%
Citi-Branded Cards	128	156	141	160	106	(34)%	(17)%
Regional Consumer Banking	356	346	264	371	311	(16)%	(13)%
Institutional Clients Group	472	527	427	202	341	69%	(28)%
Total	$828	$873	$691	$573	$652	14%	(21)%

CVA/DVA {included as applicable in businesses above}	(6)	14	(4)	2	(1)	NM	83%
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$834	$859	$695	$571	$653	14%	(22)%

(1)                   Regional results do not include Corporate/Other.  See page 20 for Corporate/Other results.

(2)                   Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP ASIA (1) (In millions of dollars, except as otherwise noted)

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13

Net Interest Revenue	$2,058	$2,005	$1,974	$2,011	$1,937	(4)%	(6)%
Non-Interest Revenue	1,940	1,967	1,579	1,472	1,750	19%	(10)%
Total Revenues, Net of Interest Expense	3,998	3,972	3,553	3,483	3,687	6%	(8)%
Total Operating Expenses	2,163	2,159	2,114	2,096	2,077	(1)%	(4)%
Net Credit Losses	212	183	190	205	202	(1)%	(5)%
Credit Reserve Build / (Release)	(29)	45	36	7	2	(71)%	NM
Provision for Unfunded Lending Commitments	14	10	12	(5)	(4)	20%	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	197	238	238	207	200	(3)%	2%
Income from Continuing Operations before Taxes	1,638	1,575	1,201	1,180	1,410	19%	(14)%
Income Taxes	556	543	406	397	473	19%	(15)%
Income from Continuing Operations	1,082	1,032	795	783	937	20%	(13)%
Noncontrolling Interests	1	1	1	1	1	—	—
Net Income	$1,081	$1,031	$794	$782	$936	20%	(13)%
Average Assets (in billions of dollars)	$351	$351	$346	$349	$347	(1)%	(1)%
Return on Average Assets	1.25%	1.18%	0.91%	0.89%	1.09%
Efficiency Ratio	54%	54%	59%	60%	56%

Revenue by Business
Retail Banking	$1,200	$1,192	$1,102	$1,070	$1,166	9%	(3)%
Citi-Branded Cards	760	776	760	764	729	(5)%	(4)%
Regional Consumer Banking	1,960	1,968	1,862	1,834	1,895	3%	(3)%
Institutional Clients Group	2,038	2,004	1,691	1,649	1,792	9%	(12)%
Total	$3,998	$3,972	$3,553	$3,483	$3,687	6%	(8)%

CVA/DVA {included as applicable in businesses above}	(14)	5	(4)	(35)	(23)	34%	(64)%
Total Revenues - Excluding CVA/DVA (2)	$4,012	$3,967	$3,557	$3,518	$3,710	5%	(8)%

Income from Continuing Operations by Business
Retail Banking	$240	$223	$178	$145	$221	52%	(8)%
Citi-Branded Cards	154	187	186	168	160	(5)%	4%
Regional Consumer Banking	394	410	364	313	381	22%	(3)%
Institutional Clients Group	688	622	431	470	556	18%	(19)%
Total	$1,082	$1,032	$795	$783	$937	20%	(13)%

CVA/DVA {included as applicable in businesses above}	(9)	3	(2)	(21)	(13)	38%	(44)%
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$1,091	$1,029	$797	$804	$950	18%	(13)%

(1)         Regional results do not include Corporate/Other.  See page 20 for Corporate/Other results.

(2)         Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13
Revenues
Net interest revenue	$753	$784	$776	$871	$903	4%	20%
Non-interest revenue	152	312	482	436	553	27%	NM
Total revenues, net of interest expense	905	1,096	1,258	1,307	1,456	11%	61%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses (1)	930	770	635	735	519	(29)%	(44)%
Credit Reserve Build / (Release) (2)	(347)	(480)	(674)	(532)	(341)	36%	2%
Provision for loan losses	583	290	(39)	203	178	(12)%	(69)%
Provision for Benefits & Claims	168	154	153	143	155	8%	(8)%
Provision for unfunded lending commitments	(4)	7	(5)	(8)	(4)	50%	—
Total provisions for credit losses and for benefits and claims	747	451	109	338	329	(3)%	(56)%

Total operating expenses	1,517	1,564	1,396	1,493	1,544	3%	2%

Income (Loss) from Continuing Operations before Income Taxes	(1,359)	(919)	(247)	(524)	(417)	20%	69%
Provision (benefits) for income taxes	(560)	(338)	(138)	(96)	(134)	(40)%	76%

Income (Loss) from Continuing Operations	(799)	(581)	(109)	(428)	(283)	34%	65%

Noncontrolling Interests	5	1	6	4	1	(75)%	(80)%
Citi Holding’s Net Income (Loss)	$(804)	$(582)	$(115)	$(432)	$(284)	34%	65%
Average Assets (in billions of dollars)	$153	$143	$125	$119	$115	(3)%	(25)%
Return on Average Assets	(2.13)%	(1.63)%	(0.37)%	(1.44)%	(1.00)%
Efficiency Ratio	168%	143%	111%	114%	106%

Balance Sheet Data (in billions):

Total EOP Assets	$149	$131	$122	$117	$114	(3)%	(23)%

Total EOP Loans	$108	$100	$96	$93	$90	(4)%	(17)%

Total EOP Deposits	$66	$65	$42	$36	$29	(19)%	(56)%

Consumer Net Credit Losses as a % of Average Loans	3.37%	3.01%	2.47%	3.20%	2.29%

(1)      The fourth quarter of 2013 NCLs include approximately $184 million related to: 1) a change in charge-off policy for mortgages originated in Citi’s legacy CitiFinancial North America business (CFNA) to more closely align to policies used in the CitiMortgage (CMI) business ($91 million); 2) acceleration of accounting losses associated with modified home equity loans determined to be collateral dependent ($64 million); and 3) change in estimate of NCLs related to collateral dependent loans to borrowers that have gone through Chapter 7 of the U.S. bankruptcy code ($29 million, of which $15 million related to CMI residential first mortgages and $14 million related to home equity loans). These incremental $184 million of NCLs were fully offset by related loan loss reserve releases during the quarter.

(2)      The first quarter of 2013, second quarter of 2013, third quarter of 2013, fourth quarter of 2013 and first quarter of 2014 include $148 million, $124 million, $91 million, $60 million and $32 million, respectively, of builds related to gains / (losses) on loan sales.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS CONSUMER KEY INDICATORS - Page 1 (In millions of dollars, except as otherwise noted)

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13

CITI HOLDINGS KEY INDICATORS:

Consumer - International

Branches (actual)	90	83	73	73	72	(1)%	(20)%

Average Loans (in billions) (1)	$7.3	$6.4	$6.1	$5.9	$5.7	(3)%	(22)%

EOP Loans (1):
Real Estate Lending (REL)	$3.7	$3.4	$3.2	$3.2	$3.0	(6)%	(19)%
Cards	2.3	2.4	2.4	2.5	2.4	(4)%	4%
Commercial Markets	0.1	—	—	—	—	—	(100)%
Personal and Other	0.5	0.4	0.4	0.2	0.3	50%	(40)%
EOP Loans (in billions of dollars)	$6.6	$6.2	$6.0	$5.9	$5.7	(3)%	(14)%
Net Interest Revenue	$83	$123	$57	$66	$43	(35)%	(48)%
As a % of Average Loans	4.61%	7.71%	3.71%	4.44%	3.06%
Net Credit Losses	$85	$51	$46	$35	$32	(9)%	(62)%
As a % of Average Loans	4.72%	3.20%	2.99%	2.35%	2.28%
Loans 90+ Days Past Due	$269	$242	$177	$162	$170	5%	(37)%
As a % of EOP Loans	4.08%	3.90%	2.95%	2.75%	2.98%
Loans 30-89 Days Past Due	$286	$255	$184	$200	$194	(3)%	(32)%
As a % of EOP Loans	4.33%	4.11%	3.07%	3.39%	3.40%

Consumer - North America (1)

Branches (actual)	1,501	1,493	1,483	1,471	1,459	(1)%	(3)%

Average Loans (in billions of dollars)	$103.4	$97.0	$90.6	$86.8	$83.8	(3)%	(19)%

EOP Loans (in billions of dollars)	$98.3	$91.7	$88.3	$85.3	$82.3	(4)%	(16)%
Net Interest Revenue	$757	$747	$779	$819	$862	5%	14%
As a % of Average Loans	2.97%	3.09%	3.41%	3.74%	4.17%
Net Credit Losses	$835	$724	$556	$713	$474	(34)%	(43)%
As a % of Average Loans	3.28%	2.99%	2.43%	3.26%	2.29%
Loans 90+ Days Past Due (2)	$3,409	$2,965	$2,755	$2,548	$2,490	(2)%	(27)%
As a % of EOP Loans	3.78%	3.53%	3.41%	3.27%	3.31%
Loans 30-89 Days Past Due (2)	$3,121	$2,896	$2,661	$2,524	$2,103	(17)%	(33)%
As a % of EOP Loans	3.46%	3.45%	3.30%	3.24%	2.79%

(1)   Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)   See Footnote 1 on page 27.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS CONSUMER KEY INDICATORS - Page 2 (In millions of dollars, except as otherwise noted)

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13

CITI HOLDINGS KEY INDICATORS:

North America Mortgages

CMI (CitiMortgage Inc.)	$46.3	$42.6	$38.1	$36.3	$35.0	(4)%	(24)%
CFNA (CitiFinancial - North America)	10.5	10.2	9.8	9.2	8.8	(4)%	(16)%
Residential First	56.8	52.8	47.9	45.5	43.8	(4)%	(23)%
Home Equity	33.5	32.0	30.6	29.3	28.2	(4)%	(16)%
Average Loans (in billions of dollars)	$90.3	$84.8	$78.5	$74.8	$72.0	(4)%	(20)%

CMI	$43.3	$38.8	$37.1	$35.6	$34.5	(3)%	(20)%
CFNA	10.2	9.8	9.4	9.0	8.7	(3)%	(15)%
Residential First	53.5	48.6	46.5	44.6	43.2	(3)%	(19)%
Home Equity	32.6	31.2	29.8	28.7	27.7	(3)%	(15)%
EOP Loans (in billions of dollars)	$86.1	$79.8	$76.3	$73.3	$70.9	(3)%	(18)%

Third Party Mortgage Serv. Portfolio (EOP, in billions)	$128.8	$116.7	$106.4	$100.1	$88.4	(12)%	(31)%
Net Servicing & Gain / (Loss) on Sale	$78.8	$98.7	$25.1	$53.5	$27.2	(49)%	(65)%
Net Interest Revenue on Loans	$320	$295	$316	$342	$354	4%	11%
As a % of Avg. Loans	1.44%	1.40%	1.60%	1.81%	1.99%

CMI	$188	$152	$81	$111	$95	(14)%	(49)%
CFNA	130	127	130	186	95	(49)%	(27)%
Residential First	$318	$279	$211	$297	$190	(36)%	(40)%
Home Equity	312	274	212	269	140	(48)%	(55)%
Net Credit Losses (NCLs) (3)	$630	$553	$423	$566	$330	(42)%	(48)%
As a % of Avg. Loans	2.83%	2.62%	2.14%	3.00%	1.86%

CMI	$1,666	$1,391	$1,299	$1,204	$1,173	(3)%	(30)%
CFNA	770	688	592	522	539	3%	(30)%
Residential First	2,436	2,079	1,891	1,726	1,712	(1)%	(30)%
Home Equity	722	678	641	582	542	(7)%	(25)%
Loans 90+ Days Past Due (1) (2)	$3,158	$2,757	$2,532	$2,308	$2,254	(2)%	(29)%
As a % of EOP Loans	4.05%	3.83%	3.68%	3.50%	3.53%

CMI	$2,094	$1,874	$1,686	$1,580	$1,283	(19)%	(39)%
CFNA	317	338	329	304	294	(3)%	(7)%
Residential First	2,411	2,212	2,015	1,884	1,577	(16)%	(35)%
Home Equity	517	483	427	422	350	(17)%	(32)%
Loans 30-89 Days Past Due (1) (2)	$2,928	$2,695	$2,442	$2,306	$1,927	(16)%	(34)%
As a % of EOP Loans	3.76%	3.74%	3.55%	3.49%	3.02%

North America Personal Loans
Average Loans (in billions of dollars)	$9.7	$9.0	$9.2	$9.2	$9.2	—	(5)%
EOP Loans (in billions of dollars)	$9.0	$9.0	$9.3	$9.3	$9.0	(3)%	—
Net Interest Revenue on Loans	$511	$520	$518	$516	$511	(1)%	—
As a % of Avg. Loans	21.36%	23.17%	22.34%	22.25%	22.53%
Net Credit Losses	$186	$157	$127	$134	$140	4%	(25)%
As a % of Avg. Loans	7.78%	7.00%	5.48%	5.78%	6.17%
Loans 90+ Days Past Due	$218	$181	$199	$221	$218	(1)%	—
As a % of EOP Loans	2.42%	2.01%	2.14%	2.38%	2.42%
Loans 30-89 Days Past Due	$125	$139	$159	$161	$125	(22)%	—
As a % of EOP Loans	1.39%	1.54%	1.71%	1.73%	1.39%

(1)              The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) for each period were $3.7 billion and ($7.0 billion), $3.5 billion and ($6.8 billion), $3.4 billion and ($6.5 billion), $3.3 billion and ($6.4 billion) and $3.0 billion and ($6.1 billion), as of March 31, 2013, June 30, 2013, September 30, 2013, December 31, 2013 and March 31, 2014, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $1.1 billion and ($7.0 billion), $1.2 billion and ($6.8 billion), $1.1 billion and ($6.5 billion), $1.1 billion and ($6.4 billion) and $0.9 billion and ($6.1 billion), as of March 31, 2013, June 30, 2013, September 30, 2013, December 31, 2013 and March 31, 2014, respectively.

(2)              The March 31, 2013, June 30, 2013, September 30, 2013, December 31, 2013 and March 31, 2014 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $1.2 billion, $1.0 billion, $1.0 billion, $0.9 billion and $0.9 billion, respectively, of loans that are carried at fair value.

(3)              The fourth quarter of 2013 NCLs include approximately $184 million related to: 1) a change in charge-off policy for mortgages originated in Citi’s legacy CitiFinancial North America business (CFNA) to more closely align to policies used in the CitiMortgage (CMI) business ($91 million); 2) acceleration of accounting losses associated with modified home equity loans determined to be collateral dependent ($64 million); and 3) change in estimate of NCLs related to collateral dependent loans to borrowers that have gone through Chapter 7 of the U.S. bankruptcy code ($29 million, of which $15 million related to CMI residential first mortgages and $14 million related to home equity loans).  These incremental $184 million of NCLs were fully offset by related loan loss reserve releases during the quarter.

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	First	Fourth	First	First	Fourth	First	First		Fourth		First
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2013	2013	2014(5)	2013	2013	2014(5)	2013		2013		2014(5)
Assets:
Deposits with Banks	$123,784	$173,378	$174,916	$256	$263	$252	0.84%		0.60%		0.58%
Fed Funds Sold and Resale Agreements (6)	272,188	257,696	255,194	688	559	594	1.03%		0.86%		0.94%
Trading Account Assets (7)	265,175	239,213	234,414	1,666	1,517	1,519	2.55%		2.52%		2.63%
Investments	308,190	308,264	307,740	1,890	1,831	1,847	2.49%		2.36%		2.43%
Total Loans (net of Unearned Income) (8)	643,063	659,346	658,706	11,428	11,554	11,186	7.21%		6.95%		6.89%
Other Interest-Earning Assets	42,229	30,357	33,891	159	110	80	1.53%		1.44%		0.96%
Total Average Interest-Earning Assets	$1,654,629	$1,668,254	$1,664,861	$16,087	$15,834	$15,478	3.94%		3.77%		3.77%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$735,211	$763,475	$760,923	$1,377	$1,210	$1,168	0.76%		0.63%		0.62%
Deposit Insurance and FDIC Assessment	—	—	—	299	277	281
Total Deposits	735,211	763,475	760,923	1,676	1,487	1,449	0.92%		0.77%		0.77%
Fed Funds Purchased and Repurchase Agreements (6)	233,292	216,084	197,146	609	539	525	1.06%		0.99%		1.08%
Trading Account Liabilities (7)	71,793	66,001	72,837	42	38	41	0.24%		0.23%		0.23%
Short-Term Borrowings	108,705	115,246	114,803	163	136	137	0.61%		0.47%		0.48%
Long-Term Debt (9)	215,739	198,976	198,476	1,840	1,537	1,439	3.46%		3.06%		2.94%
Total Average Interest-Bearing Liabilities	$1,364,740	$1,359,782	$1,344,185	$4,330	$3,737	$3,591	1.29%		1.09%		1.08%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,364,740	$1,359,782	$1,344,185	$4,031	$3,460	$3,310	1.20%		1.01%		1.00%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$11,757	$12,097	$11,887	2.88%		2.88%		2.90%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$12,056	$12,374	$12,168	2.95%		2.94%		2.96%

1Q14 Increase (Decrease) From							2	bps	2	bps

1Q14 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							1	bps	2	bps

(1)         Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $127 million for the first quarter of 2013, $127 million for the fourth quarter of 2013 and $128 million for the first quarter of 2014.

(2)         Citigroup average balances and interest rates include both domestic and international operations.

(3)         Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)         Average rate % is calculated as annualized interest over average volumes.

(5)         Preliminary

(6)         Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)         Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)         Nonperforming loans are included in the average loan balances.

(9)         Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period's presentation and has been reclassified to exclude Discontinued Operations.

DEPOSITS (In billions of dollars)

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13

Citicorp Deposits by Business

Global Consumer Banking
North America	$166.8	$165.9	$168.6	$170.2	$172.6	1%	3%
EMEA	13.1	12.9	12.5	13.1	13.3	2%	2%
Latin America	48.3	45.8	46.6	47.4	48.0	1%	(1)%
Asia	106.8	101.2	101.6	101.4	103.0	2%	(4)%
Total	$335.0	$325.8	$329.3	$332.1	$336.9	1%	1%

ICG
North America	$152.2	$157.0	$173.2	$183.0	$186.0	2%	22%
EMEA	171.7	173.0	181.1	185.1	183.7	(1)%	7%
Latin America	57.8	57.3	62.8	59.9	65.2	9%	13%
Asia	142.6	145.4	149.2	146.1	139.0	(5)%	(3)%
Total	$524.3	$532.7	$566.3	$574.1	$573.9	—	9%

Corporate/Other	$8.8	$15.2	$18.0	$26.1	$26.3	1%	NM

Total Citicorp	$868.1	$873.7	$913.6	$932.3	$937.1	1%	8%

Total Citi Holdings	$65.7	$64.7	$41.8	$36.0	$29.2	(19)%	(56)%

Total Citigroup Deposits - EOP	$933.8	$938.4	$955.4	$968.3	$966.3	—	3%

Total Citigroup Deposits - Average	$920.4	$924.5	$922.1	$956.4	$957.4	—	4%

FX Translation Impact:
Total Citigroup EOP Deposits - as Reported	$933.8	$938.4	$955.4	$968.3	$966.3	—	3%
Impact of FX Translation (1)	(5.0)	3.9	(1.3)	—	—
Total Citigroup EOP Deposits - Ex-FX (2)	$928.8	$942.3	$954.1	$968.3	$966.3	—	4%

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the first quarter of 2014 exchange rates for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 1 CITICORP (In billions of dollars)

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13

Citicorp:
Global Consumer Banking

North America
Credit Cards	$104.6	$105.3	$111.8	$116.8	$109.1	(7)%	4%
Retail Banking	43.1	41.7	43.2	44.1	45.0	2%	4%
Total	$147.7	$147.0	$155.0	$160.9	$154.1	(4)%	4%

EMEA
Credit Cards	$2.8	$2.8	$2.4	$2.4	$2.4	—	(14)%
Retail Banking	5.2	5.3	5.5	5.6	5.8	4%	12%
Total	$8.0	$8.1	$7.9	$8.0	$8.2	2%	2%

Latin America
Credit Cards	$14.9	$11.5	$11.8	$12.1	$11.7	(3)%	(21)%
Retail Banking	30.0	29.4	29.0	30.3	30.2	—	1%
Total	$44.9	$40.9	$40.8	$42.4	$41.9	(1)%	(7)%

Asia
Credit Cards	$19.4	$18.9	$18.7	$19.1	$18.6	(3)%	(4)%
Retail Banking	69.4	68.5	70.3	71.6	73.4	3%	6%
Total	$88.8	$87.4	$89.0	$90.7	$92.0	1%	4%

Total Consumer Loans
Credit Cards	$141.7	$138.5	$144.7	$150.4	$141.8	(6)%	—
Retail Banking	147.7	144.9	148.0	151.6	154.4	2%	5%
Total Consumer	$289.4	$283.4	$292.7	$302.0	$296.2	(2)%	2%

Total Corporate Loans
North America	$92.0	$99.1	$103.0	$105.8	$107.3	1%	17%
EMEA	55.9	56.6	58.0	58.5	60.4	3%	8%
Latin America	38.4	37.6	39.4	39.8	41.4	4%	8%
Asia	63.0	66.9	68.3	66.6	69.4	4%	10%
Total Corporate Loans	$249.3	$260.2	$268.7	$270.7	$278.5	3%	12%

Total Citicorp	$538.7	$543.6	$561.4	$572.7	$574.7	—	7%

FX Translation Impact:
Total Citicorp EOP Loans - as Reported	$538.7	$543.6	$561.4	$572.7	$574.7	—	7%
Impact of FX Translation (1)	(6.5)	0.7	(1.2)	(0.4)	—
Total Citicorp EOP Loans - Ex-FX (2)	$532.2	$544.3	$560.2	$572.3	$574.7	—	8%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1) Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the first quarter of 2014 exchange rates for all periods presented.

(2) Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 2 CITI HOLDINGS AND TOTAL CITIGROUP (In billions of dollars)

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13

Citi Holdings:

Consumer - North America
Mortgages	86.1	79.8	76.3	73.3	70.9	(3)%	(18)%
Personal Loans	9.0	9.0	9.3	9.3	9.0	(3)%	—
Other	3.2	2.9	2.7	2.7	2.4	(11)%	(25)%
Total	$98.3	$91.7	$88.3	$85.3	$82.3	(4)%	(16)%

Consumer - International
Credit Cards	$2.3	$2.4	$2.4	$2.5	$2.4	(4)%	4%
REL, Personal & Other	4.3	3.8	3.6	3.4	3.3	(3)%	(23)%
Total	$6.6	$6.2	$6.0	$5.9	$5.7	(3)%	(14)%

Citi Holdings - Other	2.8	2.2	1.9	1.6	1.5	(6)%	(46)%

Total Citi Holdings	$107.7	$100.1	$96.2	$92.8	$89.5	(4)%	(17)%

Total Citigroup	$646.4	$643.7	$657.6	$665.5	$664.2	—	3%

Consumer Loans	$395.2	$382.2	$387.9	$393.8	$384.7	(2)%	(3)%
Corporate Loans	251.2	261.5	269.7	271.6	279.6	3%	11%
Total Citigroup	$646.4	$643.7	$657.6	$665.4	$664.3	—	3%

FX Translation Impact:
Total Citigroup EOP Loans - as Reported	$646.4	$643.7	$657.6	$665.4	$664.3	—	3%
Impact of FX Translation (1)	(6.4)	0.9	(1.3)	(0.5)	—
Total Citigroup EOP Loans - Ex-FX (2)	$640.0	$644.6	$656.3	$664.9	$664.3	—	4%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the first quarter of 2014 exchange rates for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)					EOP Loans
	1Q	2Q	3Q	4Q	1Q	1Q
	2013	2013	2013	2013	2014	2014

Citicorp (2)
Total	$2,952	$2,644	$2,699	$2,973	$2,908	$296.2
Ratio	1.03%	0.94%	0.93%	0.99%	0.99%

Retail Bank (2)
Total	$874	$849	$872	$952	$992	$154.4
Ratio	0.60%	0.59%	0.59%	0.63%	0.65%
North America (2)	$282	$285	$277	$257	$243	$45.0
Ratio	0.68%	0.71%	0.66%	0.60%	0.55%
EMEA	$43	$41	$38	$34	$27	$5.8
Ratio	0.83%	0.77%	0.69%	0.61%	0.47%
Latin America	$320	$318	$347	$470	$528	$30.2
Ratio	1.07%	1.08%	1.20%	1.55%	1.75%
Asia	$229	$205	$210	$191	$194	$73.4
Ratio	0.33%	0.30%	0.30%	0.27%	0.26%

Cards
Total	$2,078	$1,795	$1,827	$2,021	$1,916	$141.8
Ratio	1.47%	1.30%	1.26%	1.34%	1.35%
North America - Citi-Branded	$732	$663	$628	$681	$648	$66.8
Ratio	1.06%	0.96%	0.91%	0.97%	0.97%
North America - Retail Services	$651	$556	$650	$771	$689	$42.3
Ratio	1.84%	1.54%	1.51%	1.67%	1.63%
EMEA	$45	$44	$34	$32	$31	$2.4
Ratio	1.61%	1.57%	1.42%	1.33%	1.29%
Latin America	$418	$323	$326	$349	$349	$11.7
Ratio	2.81%	2.81%	2.76%	2.88%	2.98%
Asia	$232	$209	$189	$188	$199	$18.6
Ratio	1.20%	1.11%	1.01%	0.98%	1.07%

Citi Holdings - Consumer (2) (3)	$3,678	$3,207	$2,932	$2,710	$2,660	$88.0
Ratio	3.80%	3.56%	3.38%	3.23%	3.28%
International	$269	$242	$177	$162	$170	$5.7
Ratio	4.08%	3.90%	2.95%	2.75%	2.98%
North America (2) (3)	$3,409	$2,965	$2,755	$2,548	$2,490	$82.3
Ratio	3.78%	3.53%	3.41%	3.27%	3.31%
Other (4)						$0.5

Total Citigroup (2) (3)	$6,630	$5,851	$5,631	$5,683	$5,568	$384.7
Ratio	1.72%	1.57%	1.49%	1.48%	1.48%

(1)   The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)   The 90+ Days Past Due and related ratios for North America Consumer Banking and Citi Holdings North America Mortgages excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Consumer Banking on page 10 and Citi Holdings North America Mortgages on page 27.

(3)   The March 31, 2013, June 30, 2013, September 30, 2013, December 31, 2013 and March 31, 2014 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $1.2 billion, $1.0 billion, $1.0 billion, $0.9 billion and $0.9 billion, respectively, of loans that are carried at fair value.

(4)   Represents loans classified as Consumer loans on the Consolidated Balance Sheet that are not included in the Citi Holdings Consumer credit metrics.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)					EOP Loans
	1Q	2Q	3Q	4Q	1Q	1Q
	2013	2013	2013	2013	2014	2014

Citicorp (2)
Total	$3,389	$2,967	$3,215	$3,220	$3,015	$296.2
Ratio	1.18%	1.05%	1.10%	1.07%	1.02%

Retail Bank (2)
Total	$1,191	$1,085	$1,109	$1,049	$991	$154.4
Ratio	0.81%	0.76%	0.76%	0.70%	0.65%
North America (2)	$226	$217	$209	$205	$177	$45.0
Ratio	0.54%	0.54%	0.50%	0.48%	0.40%
EMEA	$70	$68	$57	$51	$52	$5.8
Ratio	1.35%	1.28%	1.04%	0.91%	0.90%
Latin America	$427	$368	$445	$395	$370	$30.2
Ratio	1.42%	1.25%	1.53%	1.30%	1.23%
Asia	$468	$432	$398	$398	$392	$73.4
Ratio	0.67%	0.63%	0.57%	0.56%	0.53%

Cards
Total	$2,198	$1,882	$2,106	$2,171	$2,024	$141.8
Ratio	1.55%	1.36%	1.46%	1.44%	1.43%
North America - Citi-Branded	$679	$588	$650	$661	$599	$66.8
Ratio	0.98%	0.85%	0.94%	0.94%	0.90%
North America - Retail Services	$685	$615	$799	$830	$725	$42.3
Ratio	1.94%	1.71%	1.86%	1.79%	1.71%
EMEA	$60	$57	$44	$42	$39	$2.4
Ratio	2.14%	2.04%	1.83%	1.75%	1.63%
Latin America	$449	$335	$346	$364	$390	$11.7
Ratio	3.01%	2.91%	2.93%	3.01%	3.33%
Asia	$325	$287	$267	$274	$271	$18.6
Ratio	1.68%	1.52%	1.43%	1.43%	1.46%

Citi Holdings - Consumer (2) (3)	$3,407	$3,151	$2,845	$2,724	$2,297	$88.0
Ratio	3.52%	3.50%	3.28%	3.24%	2.84%
International	$286	$255	$184	$200	$194	$5.7
Ratio	4.33%	4.11%	3.07%	3.39%	3.40%
North America (2) (3)	$3,121	$2,896	$2,661	$2,524	$2,103	$82.3
Ratio	3.46%	3.45%	3.30%	3.24%	2.79%
Other (4)						$0.5

Total Citigroup (2) (3)	$6,796	$6,118	$6,060	$5,944	$5,312	$384.7
Ratio	1.77%	1.64%	1.61%	1.54%	1.41%

(1)                   The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)                   The 30-89 Days Past Due and related ratios for North America Consumer Banking and North America Local Consumer Lending excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Consumer Banking on page 10 and Citi Holdings North America Mortgages on page 27.

(3)                   The March 31, 2013, June 30, 2013, September 30, 2013, December 31, 2013 and March 31, 2014 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $1.2 billion, $1.0 billion, $1.0 billion, $0.9 billion and $0.9 billion, respectively, of loans that are carried at fair value.

(4)                   Represents loans classified as Consumer loans on the Consolidated Balance Sheet that are not included in the Citi Holdings Consumer credit metrics.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$25,455	$23,727	$21,580	$20,605	$19,648

Gross Credit (Losses)	(3,444)	(3,257)	(2,974)	(3,094)	(2,983)	4%	13%
Gross Recoveries	566	649	544	547	544	(1)%	(4)%
Net Credit (Losses) / Recoveries (NCLs)	(2,878)	(2,608)	(2,430)	(2,547)	(2,439)	4%	15%
NCLs (2)	2,878	2,608	2,430	2,547	2,439	(4)%	(15)%
Net Reserve Builds / (Releases) (3)	(306)	(642)	(767)	(246)	(560)	NM	(83)%
Net Specific Reserve Builds / (Releases) (3)	(358)	(139)	(11)	(390)	(86)	78%	76%
Provision for Loan Losses	2,214	1,827	1,652	1,911	1,793	(6)%	(19)%
Other (4) (5) (6) (7) (8) (9)	(1,064)	(1,366)	(197)	(321)	(79)	75%	93%
Allowance for Loan Losses at End of Period (1) (a)	$23,727	$21,580	$20,605	$19,648	$18,923

Allowance for Unfunded Lending Commitments (10) (a)	$1,132	$1,133	$1,262	$1,229	$1,202

Provision for Unfunded Lending Commitments	$14	$(3)	$103	$(34)	$(27)

Total Allowance for Loans, Leases and
Unfunded Lending Commitments [Sum of (a)]	$24,859	$22,713	$21,867	$20,877	$20,125

Total Allowance for Loan Losses as a Percentage of Total Loans (11)	3.70%	3.38%	3.16%	2.97%	2.87%

Allowance for Loan Losses at End of Period (1):
Citicorp	$14,330	$13,425	$13,299	$13,174	$12,870
Citi Holdings	9,397	8,155	7,306	6,474	6,053
Total Citigroup	$23,727	$21,580	$20,605	$19,648	$18,923

(1)         Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)         The fourth quarter of 2013 NCLs include approximately $184 million related to: 1) a change in charge-off policy for mortgages originated in Citi’s legacy CitiFinancial North America business (CFNA) to more closely align to policies used in the CitiMortgage (CMI) business ($91 million); 2) acceleration of accounting losses associated with modified home equity loans determined to be collateral dependent ($64 million); and 3) change in estimate of NCLs related to collateral dependent loans to borrowers that have gone through Chapter 7 of the U.S. bankruptcy code ($29 million, of which $15 million related to CMI residential first mortgages and $14 million related to home equity loans).  These incremental $184 million of NCLs were fully offset by related loan loss reserve releases during the quarter.

(3)         The first quarter of 2013, second quarter of 2013, third quarter of 2013, fourth quarter of 2013 and first quarter of 2014 include $148 million, $124 million, $91 million, $60 million and $32 million, respectively, of builds related to gains / (losses) on loan sales.

(4)         Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(5)         The first quarter of 2013 includes a reduction of approximately $855 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $165 million related to a transfer to held-for-sale of a loan portfolio in Greece.

(6)         The second quarter of 2013 includes a reduction of approximately $650 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $360 million related to the transfer of Credicard to discontinued operations held for sale. Additionally, a reduction of approximately $90 million related to a transfer to held-for-sale of a loan portfolio in Greece and a reduction of approximately $220 million related to foreign currency translation.

(7)         The third quarter of 2013 includes a reduction of approximately $214 million related to the sale or transfers to held-for-sale of various loan portfolios.

(8)         The fourth quarter of 2013 includes a reduction of approximately $113 million related to the sale or transfers to held-for-sale of various loan portfolios. Additionally, there was a reduction of $230 million related to a non-provision transfer of reserves associated with deferred interest to other assets which includes deferred interest.

(9)         The first quarter of 2014 includes a reduction of approximately $79 million related to the sale or transfers to held-for-sale of various loan portfolios.

(10)  Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(11)  March 31, 2013, June 30, 2013, September 30, 2013, December 31, 2013 and March 31, 2014 exclude $5.0 billion, $4.9 billion, $5.2 billion, $5.0 billion and $5.7 billion, respectively, of loans which are carried at fair value.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 TOTAL CITIGROUP (In millions of dollars)

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period (1)	$22,679	$20,948	$18,872	$17,912	$17,064

Net Credit (Losses) / Recoveries (NCLs)	(2,833)	(2,563)	(2,334)	(2,532)	(2,294)	9%	19%
NCLs (2)	2,833	2,563	2,334	2,532	2,294	(9)%	(19)%
Net Reserve Builds / (Releases) (3)	(275)	(544)	(785)	(158)	(459)	NM	(67)%
Net Specific Reserve Builds / (Releases) (3)	(400)	(169)	34	(362)	(76)	79%	81%
Provision for Loan Losses	2,158	1,850	1,583	2,012	1,759	(13)%	(18)%
Other (4) (5) (6) (7) (8) (9)	(1,056)	(1,363)	(209)	(328)	(78)	76%	93%
Allowance for Loan Losses at End of Period (1) (a)	$20,948	$18,872	$17,912	$17,064	$16,451

Consumer Allowance for Unfunded Lending Commitments (10) (a)	$15	$27	$66	$65	$62

Provision for Unfunded Lending Commitments	$15	$8	$14	$(2)	$(2)

Total Allowance for Loans, Leases and
Unfunded Lending Commitments [Sum of (a)]	$20,963	$18,899	$17,978	$17,129	$16,513

Consumer Allowance for Loan Losses as a
Percentage of Total Consumer Loans (11)	5.32%	4.95%	4.63%	4.34%	4.29%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period	$2,776	$2,779	$2,708	$2,693	$2,584

Net Credit (Losses) / Recoveries (NCL’s)	(45)	(45)	(96)	(15)	(145)	NM	NM
NCLs	45	45	96	15	145	NM	NM
Net Reserve Builds / (Releases)	(31)	(98)	18	(88)	(101)	(15)%	NM
Net Specific Reserve Builds / (Releases)	42	30	(45)	(28)	(10)	64%	NM
Provision for Loan Losses	56	(23)	69	(101)	34	NM	(39)%
Other (4)	(8)	(3)	12	7	(1)
Allowance for Loan Losses at End of Period (1) (b)	$2,779	$2,708	$2,693	$2,584	$2,472

Corporate Allowance for Unfunded Lending Commitments (10) (b)	$1,117	$1,106	$1,196	$1,164	$1,140

Provision for Unfunded Lending Commitments	$(1)	$(11)	$89	$(32)	$(25)

Total Allowance for Loans, Leases and
Unfunded Lending Commitments [Sum of (b)]	$3,896	$3,814	$3,889	$3,748	$3,612

Corporate Allowance for Loan Losses as a
Percentage of Total Corporate Loans (12)	1.12%	1.05%	1.01%	0.97%	0.90%

Notes to these tables are on the following page (page 36).

ALLOWANCE FOR CREDIT LOSSES - PAGE 3

TOTAL CITIGROUP

The following notes relate to the tables on the prior page (page 35).

(1)              Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)              See Footnote (2) on page 34.

(3)              The first quarter of 2013, second quarter of 2013, third quarter of 2013, fourth quarter of 2013 and first quarter of 2014 include $148 million, $124 million, $91 million, $60 million and $32 million, respectively, of builds related to gains / (losses) on loan sales.

(4)              Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(5)              The first quarter of 2013 includes a reduction of approximately $855 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $165 million related to a transfer to held-for-sale of a loan portfolio in Greece.

(6)              The second quarter of 2013 includes a reduction of approximately $650 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $360 million related to the transfer of Credicard to discontinued operations held for sale.  Additionally, a reduction of approximately $90 million related to a transfer to held-for-sale of a loan portfolio in Greece and a reduction of approximately $220 million related to foreign currency translation.

(7)              The third quarter of 2013 includes a reduction of approximately $214 million related to the sale or transfers to held-for-sale of various loan portfolios.

(8)              The fourth quarter of 2013 includes a reduction of approximately $113 million related to the sale or transfers to held-for-sale of various loan portfolios.  Additionally, there was a reduction of $230 million related to a non-provision transfer of reserves associated with deferred interest to other assets which includes deferred interest.

(9)              The first quarter of 2014 includes a reduction of approximately $79 million related to the sale or transfers to held-for-sale of various loan portfolios.

(10)       Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(11)       March 31, 2013, June 30, 2013, September 30, 2013, December 31, 2013 and March 31, 2014 exclude $1.2 billion, $1.0 billion, $1.0 billion, $0.9 billion and $0.9 billion, respectively, of loans which are carried at fair value.

(12)       March 31, 2013, June 30, 2013, September 30, 2013, December 31, 2013 and March 31, 2014 exclude $3.8 billion, $3.8 billion, $4.2 billion, $4.1 billion and $4.8 billion, respectively, of loans which are carried at fair value.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13

Citicorp
Net Credit Losses	$1,948	$1,838	$1,795	$1,812	$1,920	6%	(1)%
Credit Reserve Build / (Release)	(317)	(301)	(104)	(104)	(305)	NM	4%
Global Consumer Banking
Net Credit Losses	1,909	1,785	1,730	1,787	1,786	—	(6)%
Credit Reserve Build / (Release)	(340)	(237)	(85)	(7)	(218)	NM	36%
North America Regional Consumer Banking
Net Credit Losses	1,255	1,190	1,083	1,106	1,104	—	(12)%
Credit Reserve Build / (Release)	(370)	(351)	(228)	(87)	(271)	NM	27%
Retail Banking
Net Credit Losses	55	44	38	47	36	(23)%	(35)%
Credit Reserve Build / (Release)	(9)	(2)	9	(20)	(4)	80%	56%
Citi-Branded Cards
Net Credit Losses	692	665	610	588	587	—	(15)%
Credit Reserve Build / (Release)	(128)	(176)	(156)	(76)	(188)	NM	(47)%
Citi Retail Services
Net Credit Losses	508	481	435	471	481	2%	(5)%
Credit Reserve Build / (Release)	(233)	(173)	(81)	9	(79)	NM	66%
EMEA Regional Consumer Banking
Net Credit Losses	29	(1)	21	19	11	(42)%	(62)%
Credit Reserve Build / (Release)	(11)	(9)	3	(1)	—	100%	100%
Retail Banking
Net Credit Losses	9	(2)	11	8	2	(75)%	(78)%
Credit Reserve Build / (Release)	(10)	(5)	3	(3)	3	NM	NM
Citi-Branded Cards
Net Credit Losses	20	1	10	11	9	(18)%	(55)%
Credit Reserve Build / (Release)	(1)	(4)	—	2	(3)	NM	NM
Latin America Regional Consumer Banking
Net Credit Losses	419	416	434	458	468	2%	12%
Credit Reserve Build / (Release)	38	104	168	66	56	(15)%	47%
Retail Banking
Net Credit Losses	207	204	209	224	214	(4)%	3%
Credit Reserve Build / (Release)	9	80	126	28	8	(71)%	(11)%
Citi-Branded Cards
Net Credit Losses	212	212	225	234	254	9%	20%
Credit Reserve Build / (Release)	29	24	42	38	48	26%	66%
Asia Regional Consumer Banking
Net Credit Losses	206	180	192	204	203	—	(1)%
Credit Reserve Build / (Release)	3	19	(28)	15	(3)	NM	NM
Retail Banking
Net Credit Losses	67	53	78	91	91	—	36%
Credit Reserve Build / (Release)	—	42	(11)	14	(1)	NM	—
Citi-Branded Cards
Net Credit Losses	139	127	114	113	112	(1)%	(19)%
Credit Reserve Build / (Release)	3	(23)	(17)	1	(2)	NM	NM

Institutional Clients Group (ICG)
Net Credit Losses	39	53	65	25	134	NM	NM
Credit Reserve Build / (Release)	23	(64)	(19)	(97)	(87)	10%	NM

Corporate / Other
Net Credit Losses	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	—	—	—	—	—	—	—

Total Citicorp Provision for Loan Losses	$1,631	$1,537	$1,691	$1,708	$1,615	(5)%	(1)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2 CITI HOLDINGS / TOTAL CITIGROUP (In millions of dollars)

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13
Citi Holdings
Net Credit Losses	$930	$770	$635	$735	$519	(29)%	(44)%
Credit Reserve Build / (Release)	(347)	(480)	(674)	(532)	(341)	36%	2%

Total Citi Holdings Provision for Loan Losses	$583	$290	$(39)	$203	$178	(12)%	(69)%

Total Citicorp Provision for Loan Losses (from prior page)	$1,631	$1,537	$1,691	$1,708	$1,615	(5)%	(1)%

Total Citigroup Provision for Loan Losses	$2,214	$1,827	$1,652	$1,911	$1,793	(6)%	(19)%

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13
Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$1,005	$811	$807	$736	$689	(6)%	(31)%
EMEA	1,079	972	975	766	461	(40)%	(57)%
Latin America	116	91	124	127	186	46%	60%
Asia	304	270	272	279	284	2%	(7)%
Total	$2,504	$2,144	$2,178	$1,908	$1,620	(15)%	(35)%

Consumer Non-Accrual Loans By Region (2)
North America	$6,171	$5,568	$5,308	$5,192	$5,084	(2)%	(18)%
EMEA	263	234	147	138	131	(5)%	(50)%
Latin America	1,313	1,430	1,400	1,426	1,466	3%	12%
Asia	402	330	348	293	292	—	(27)%
Total	$8,149	$7,562	$7,203	$7,049	$6,973	(1)%	(14)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$2	$4	$3	$13	$25	92%	NM
Global Consumer Banking	41	39	46	46	52	13%	27%
Citi Holdings	363	339	334	338	311	(8)%	(14)%
Corporate/Other	6	9	20	20	21	5%	NM

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$412	$391	$403	$417	$409	(2)%	(1)%

OREO By Region:
North America	$286	$267	$293	$305	$304	—	6%
EMEA	85	76	62	59	50	(15)%	(41)%
Latin America	39	46	40	47	50	6%	28%
Asia	2	2	8	6	5	(17)%	NM
Total	$412	$391	$403	$417	$409	(2)%	(1)%

Other Repossessed Assets (4)	$1	$—	$—	$—	$—	—	(100)%

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$2,504	$2,144	$2,178	$1,908	$1,620	(15)%	(35)%
Consumer Non-Accrual Loans	8,149	7,562	7,203	7,049	6,973	(1)%	(14)%
Non-Accrual Loans (NAL)	10,653	9,706	9,381	8,957	8,593	(4)%	(19)%
OREO	412	391	403	417	409	(2)%	(1)%
Other Repossessed Assets	1	—	—	—	—	—	(100)%
Non-Accrual Assets (NAA)	$11,066	$10,097	$9,784	$9,374	$9,002	(4)%	(19)%

NAL as a % of Total Loans	1.65%	1.51%	1.43%	1.35%	1.29%
NAA as a % of Total Assets	0.59%	0.54%	0.52%	0.50%	0.48%

Allowance for Loan Losses as a % of NAL	223%	222%	220%	219%	220%

(1)    Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)    Excludes SOP 3-03 purchased distressed loans.

(3)    Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(4)    Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)    There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2 CITICORP (In millions of dollars)

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$795	$731	$746	$695	$672	(3)%	(15)%
EMEA	767	658	676	489	396	(19)%	(48)%
Latin America	114	90	123	126	185	47%	62%
Asia	299	268	262	270	275	2%	(8)%
Total	$1,975	$1,747	$1,807	$1,580	$1,528	(3)%	(23)%

Consumer Non-Accrual Loans By Region (2)
North America	$530	$502	$499	$485	$469	(3)%	(12)%
EMEA	93	91	70	61	51	(16)%	(45)%
Latin America	1,274	1,391	1,368	1,395	1,437	3%	13%
Asia	363	299	309	270	267	(1)%	(26)%
Total	$2,260	$2,283	$2,246	$2,211	$2,224	1%	(2)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$2	$4	$3	$13	$25	92%	NM
Global Consumer Banking	41	39	46	46	52	13%	27%
Corporate/Other	6	9	20	20	21	5%	NM

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$49	$52	$69	$79	$98	24%	100%

OREO By Region:
North America	$15	$13	$23	$15	$31	NM	NM
EMEA	6	5	6	15	16	7%	NM
Latin America	26	32	32	43	46	7%	77%
Asia	2	2	8	6	5	(17)%	NM
Total	$49	$52	$69	$79	$98	24%	100%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$1,975	$1,747	$1,807	$1,580	$1,528	(3)%	(23)%
Consumer Non-Accrual Loans	2,260	2,283	2,246	2,211	2,224	1%	(2)%
Non-Accrual Loans (NAL)	4,235	4,030	4,053	3,791	3,752	—	(11)%
OREO	49	52	69	79	98	24%	100%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$4,284	$4,082	$4,122	$3,870	$3,850	—	(10)%

NAA as a % of Total Assets	0.25%	0.23%	0.23%	0.22%	0.22%

Allowance for Loan Losses as a % of NAL	338%	333%	328%	348%	343%

N/A       Not Available at the Citicorp level.  See “Non-Accrual Assets -  Page 1” (on page 39) for total Citigroup balances.

(1)              Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)              Excludes SOP 3-03 purchased distressed loans.

(3)              Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(4)              Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)              There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3 CITI HOLDINGS (In millions of dollars)

						1Q14 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2013	2013	2013	2013	2014	4Q13	1Q13

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$210	$80	$61	$41	$17	(59)%	(92)%
EMEA	312	314	299	277	65	(77)%	(79)%
Latin America	2	1	1	1	1	—	(50)%
Asia	5	2	10	9	9	—	80%
Total	$529	$397	$371	$328	$92	(72)%	(83)%

Consumer Non-Accrual Loans By Region (2)
North America	$5,641	$5,066	$4,809	$4,707	$4,615	(2)%	(18)%
EMEA	170	143	77	77	80	4%	(53)%
Latin America	39	39	32	31	29	(6)%	(26)%
Asia	39	31	39	23	25	9%	(36)%
Total	$5,889	$5,279	$4,957	$4,838	$4,749	(2)%	(19)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

OREO By Region (3):
North America	$271	$254	$270	$290	$273	(6)%	1%
EMEA	79	71	56	44	34	(23)%	(57)%
Latin America	13	14	8	4	4	—	(69)%
Asia	—	—	—	—	—	—	—
Total	$363	$339	$334	$338	$311	(8)%	(14)%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$529	$397	$371	$328	$92	(72)%	(83)%
Consumer Non-Accrual Loans	5,889	5,279	4,957	4,838	4,749	(2)%	(19)%
Non-Accrual Loans (NAL)	6,418	5,676	5,328	5,166	4,841	(6)%	(25)%
OREO	363	339	334	338	311	(8)%	(14)%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$6,781	$6,015	$5,662	$5,504	$5,152	(6)%	(24)%

NAA as a % of Total Assets	4.55%	4.59%	4.64%	4.70%	4.52%

Allowance for Loan Losses as a % of NAL	146%	144%	137%	125%	125%

N/A Not Available at the Citi Holdings level.  See “Non-Accrual Assets -  Page 1” (on page 39) for total Citigroup balances.

(1)      Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)      Excludes SOP 3-03 purchased distressed loans.

(3)      Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(4)    Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)    There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

CITIGROUP RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (In millions of dollars, except per share amounts)

Tangible Book Value Per Share and Tangible Common Equity (TCE) are non-GAAP financial measures.  TCE, as defined by Citigroup, represents common equity less goodwill and intangible assets (excluding MSRs) net of the related deferred taxes.  Other companies may calculate TCE in a manner different from Citigroup.  A reconciliation of Citigroup’s total stockholders’ equity to TCE and Tangible Book Value per Share follows:

	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014

Tangible Book Value Per Share (on page 1):

Total Common Equity	$190,222	$191,633	$195,603	$197,601	$201,244
Less:
Goodwill	25,474	24,896	25,098	25,009	25,008
Intangible Assets (Other than MSRs)	5,457	4,981	4,888	5,056	4,891

Goodwill and Intangible Assets (other than MSRs)
Related to Assets For Discontinued Operations Held-for-Sale	2	267	267	—	—

Tangible Common Equity	$159,289	$161,489	$165,350	$167,536	$171,345
Common Shares Outstanding, at period end	3,042.9	3,041.0	3,033.0	3,029.2	3,037.8
Tangible Book Value Per Share	$52.35	$53.10	$54.52	$55.31	$56.40

Reclassified to conform to the current period’s presentation.